The Penn Insurance and Annuity Company

Variable Annuity Account I

Audited Financial Statements

as of December 31, 2024

and for the periods presented

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Penn Insurance and Annuity Company and the Contract Owners of The Penn Insurance and Annuity Company Variable Annuity Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Market Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, Conservative Allocation Fund, Vanguard VIF – Equity Index Portfolio, Vanguard VIF – Total Stock Market Index Portfolio, Vanguard VIF – Global Bond Index Portfolio, Vanguard VIF – Mid-Cap Index Portfolio, Vanguard VIF – Moderate Allocation Portfolio, Vanguard VIF – Total Bond Market Index Portfolio, Vanguard VIF – Total International Stock Market Index Portfolio, Vanguard VIF – Conservative Allocation Portfolio, Vanguard VIF – Balanced Portfolio, Vanguard VIF – Capital Growth Portfolio, Vanguard VIF – Diversified Value Portfolio, Vanguard VIF – Equity Income Portfolio, Vanguard VIF – Growth Portfolio, Vanguard VIF – High Yield Bond Portfolio, Vanguard VIF – International Portfolio, Vanguard VIF – Real Estate Index Portfolio, and Vanguard VIF – Small Company Growth Fund (constituting The Penn Insurance and Annuity Variable Annuity Account I, hereafter collectively referred to as the “Subaccounts”) of The Penn Insurance and Annuity Variable Annuity Account I as of December 31, 2024, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts of The Penn Insurance and Annuity Variable Annuity Account I as of December 31, 2024, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Penn Insurance and Annuity Variable Annuity Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Penn Insurance and Annuity Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024 by correspondence with the custodian, the transfer agents of the investee mutual funds and brokers. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, PA

April 15, 2025

We have served as the auditor of one or more of the subaccounts of The Penn Insurance and Annuity Variable Annuity Account 1 since 2004.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2024

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$596,374	$108,684	$569,341	$614,122	$17,779,738
Dividends receivable	1,954	—	—	—	—
Receivable for securities sold	23	517	—	2,245	8,726

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	—	3,514	—	—

Total Net Assets	$598,351	$109,201	$565,827	$616,367	$17,788,464

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	598,351	109,201	565,827	616,367	17,788,464
Deferred Variable Annuity	—	—	—	—	—

Total Net Assets	$598,351	$109,201	$565,827	$616,367	$17,788,464

Accumulation of Unit Values:
Pennant	$12.45	$17.39	$25.25	$51.02	$152.94

Deferred Variable Annuity	$—	$—	$—	$—	$—

Number of Shares	598,351	7,562	34,756	32,560	166,434
Cost of Investments	$598,351	$95,748	$545,903	$399,573	$5,646,249

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$715,182	$1,383,015	$494,872	$3,416,229	$2,672,662
Dividends receivable	—	—	—	—	—
Receivable for securities sold	130	7,962	403	27,699	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	—	—	—	4,516

Total Net Assets	$715,312	$1,390,977	$495,275	$3,443,928	$2,668,146

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	715,312	1,390,977	495,275	3,443,928	2,668,146
Deferred Variable Annuity	—	—	—	—	—

Total Net Assets	$715,312	$1,390,977	$495,275	$3,443,928	$2,668,146

Accumulation of Unit Values:
Pennant	$29.61	$80.22	$38.42	$29.69	$73.09

Deferred Variable Annuity	$—	$—	$—	$—	$—

Number of Shares	20,003	14,544	11,085	92,529	52,306
Cost of Investments	$388,577	$463,362	$351,106	$1,624,026	$1,123,083

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2024

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$2,424,332	$2,122,197	$489,445	$716,976	$100,168
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	5,050	—	—	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	5,137	—	1,534	3,053	516

Total Net Assets	$2,419,195	$2,127,247	$487,911	$713,923	$99,652

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	2,419,195	2,127,247	487,911	713,923	99,652
Deferred Variable Annuity	—	—	—	—	—

Total Net Assets	$2,419,195	$2,127,247	$487,911	$713,923	$99,652

Accumulation of Unit Values:
Pennant	$27.10	$77.67	$53.36	$56.63	$40.73

Deferred Variable Annuity	$—	$—	$—	$—	$—

Number of Shares	71,722	40,046	12,556	21,667	2,613
Cost of Investments	$958,831	$911,698	$178,191	$406,678	$80,494

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$17,137	$13,242	$1,038,555	$2,016,207	$5,549
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	1	638	3,051	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	—	—	—	—

Total Net Assets	$17,137	$13,243	$1,039,193	$2,019,258	$5,549

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	$17,137	$13,243	$1,039,193	$2,019,258	$5,549
Deferred Variable Annuity	$—	$—	$—	$—	$—

Total Net Assets	$17,137	$13,243	$1,039,193	$2,019,258	$5,549

Accumulation of Unit Values:
Pennant	$41.05	$33.50	$74.25	$95.54	$27.99

Deferred Variable Annuity	$—	$—	$—	$—	$—

Number of Shares	332	316	15,039	38,676	159
Cost of Investments	$10,358	$7,556	$415,838	$720,699	$4,584

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2024

(continued)

	Developed International Index Fund†	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$—	$2,324,931	$213,814	$119,090	$19,314
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	1

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	31,830	4,211	601	—

Total Net Assets	$—	$2,293,101	$209,603	$118,489	$19,315

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	$—	$2,293,101	$209,603	$118,489	$19,315
Deferred Variable Annuity	$—	$—	$—	$—	$—

Total Net Assets	$—	$2,293,101	$209,603	$118,489	$19,315

Accumulation of Unit Values:
Pennant	$14.33	$55.48	$8.43	$45.08	$24.05

Deferred Variable Annuity	$—	$—	$—	$—	$—

Number of Shares	—	54,938	19,849	3,547	649
Cost of Investments	$—	$1,430,834	$229,122	$67,245	$12,860

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund†	Moderately Conservative Allocation Fund	Conservative Allocation Fund	Vanguard VIF - Equity Index Portfolio
Assets:
Investments at fair value	$77,410	$—	$497,298	$2,928	$12,517,642
Dividends receivable	—	—	—	—	—
Receivable for securities sold	3	—	19	—	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	—	—	—	105,398

Total Net Assets	$77,413	$—	$497,317	$2,928	$12,412,244

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	$77,413	$—	$497,317	$2,928	$—
Deferred Variable Annuity	$—	$—	$—	$—	$12,412,244

Total Net Assets	$77,413	$—	$497,317	$2,928	$12,412,244

Accumulation of Unit Values:
Pennant	$24.56	$20.65	$17.82	$14.80	$—

Deferred Variable Annuity	$—	$—	$—	$—	$12.88

Number of Shares	2,558	—	22,865	162	172,058
Cost of Investments	$34,418	$—	$427,304	$2,376	$11,616,047

†	The Fund held no assets at December 31, 2024 in Account I. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2024

(continued)

	Vanguard VIF - Total Stock Market Index Portfolio	Vanguard VIF - Global Bond Index Portfolio	Vanguard VIF - Mid-Cap Index Portfolio	Vanguard VIF - Moderate Allocation Portfolio	Vanguard VIF - Total Bond Market Index Portfolio
Assets:
Investments at fair value	$15,743,063	$582,248	$4,243,097	$1,019,828	$2,667,427
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	34,339	99,985	62,262	1,910	62,407

Total Net Assets	$15,708,724	$482,263	$4,180,835	$1,017,918	$2,605,020

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	—	—	—	—	—
Deferred Variable Annuity	15,708,724	482,263	4,180,835	1,017,918	2,605,020

Total Net Assets	$15,708,724	$482,263	$4,180,835	$1,017,918	$2,605,020

Accumulation of Unit Values:
Pennant	$—	$—	$—	$—	$—

Deferred Variable Annuity	$12.88	$10.52	$12.24	$11.43	$10.46

Number of Shares	279,714	26,196	155,769	33,103	249,046
Cost of Investments	$15,249,317	$481,635	$4,083,910	$1,019,245	$2,628,537

	Vanguard VIF - Total International Stock Market Index Portfolio	Vanguard VIF - Conservative Allocation Portfolio	Vanguard VIF - Balanced Portfolio	Vanguard VIF - Capital Growth Portfolio	Vanguard VIF - Diversified Value Portfolio
Assets:
Investments at fair value	$2,130,841	$380,874	$12,873,891	$18,369,319	$2,942,610
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	64,630	942	161,393	398,440	75,679

Total Net Assets	$2,066,211	$379,932	$12,712,498	$17,970,879	$2,866,931

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	$—	$—	$—	$—	$—
Deferred Variable Annuity	$2,066,211	$379,932	$12,712,498	$17,970,879	$2,866,931

Total Net Assets	$2,066,211	$379,932	$12,712,498	$17,970,879	$2,866,931

Accumulation of Unit Values:
Pennant	$—	$—	$—	$—	$—

Deferred Variable Annuity	$10.89	$11.12	$11.77	$11.68	$11.99

Number of Shares	96,642	15,240	513,222	352,785	172,188
Cost of Investments	$2,117,106	$377,217	$12,457,308	$18,040,721	$2,813,567

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2024

(continued)

	Vanguard VIF - Equity Income Portfolio	Vanguard VIF - Growth Portfolio	Vanguard VIF - High Yield Bond Portfolio	Vanguard VIF - International Portfolio	Vanguard VIF - Real Estate Index Portfolio
Assets:
Investments at fair value	$3,833,792	$9,926,195	$2,704,706	$392,763	$835,038
Dividends receivable	—	—	—	—	—
Receivable for securities sold	—	41,095	1,215	127	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—	$—	$—	$—	$—
Payable for securities purchased	79,298	—	—	—	33,121

Total Net Assets	$3,754,494	$9,967,290	$2,705,921	$392,890	$801,917

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	—	—	—	—	—
Deferred Variable Annuity	3,754,494	9,967,290	2,705,921	392,890	801,917

Total Net Assets	$3,754,494	$9,967,290	$2,705,921	$392,890	$801,917

Accumulation of Unit Values:
Pennant	$—	$—	$—	$—	$—

Deferred Variable Annuity	$12.03	$13.71	$10.93	$11.27	$11.54

Number of Shares	149,820	296,293	365,665	15,347	68,306
Cost of Investments	$3,716,872	$9,361,288	$2,679,347	$393,002	$810,216

	Vanguard VIF - Small Company Growth Portfolio
Assets:
Investments at fair value	$3,452,490
Dividends receivable	—
Receivable for securities sold	—

Liabilities:
Due to The Penn Insurance and Annuity Company	$—
Payable for securities purchased	28,268

Total Net Assets	$3,424,222

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Pennant	—
Deferred Variable Annuity	3,424,222

Total Net Assets	$3,424,222

Accumulation of Unit Values:
Pennant	$—

Deferred Variable Annuity	$12.25

Number of Shares	175,511
Cost of Investments	$3,364,015

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2024

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$27,189	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	7,439	1,397	7,825	8,050	227,172
Contract administration charges	893	168	939	966	27,272

Net investment income (loss)	18,857	(1,565)	(8,764)	(9,016)	(254,444)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	2,088	12,707	52,864	2,796,226
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	2,088	12,707	52,864	2,796,226
Net change in unrealized gain (loss) of investments	—	4,020	1,718	(3,901)	(668,846)

Net realized and unrealized gain (loss) on investments	—	6,108	14,425	48,963	2,127,380

Net increase (decrease) in net assets resulting from operations	$18,857	$4,543	$5,661	$39,947	$1,872,936

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	9,658	16,334	4,006	42,176	34,195
Contract administration charges	1,159	1,961	481	5,063	4,105

Net investment income (loss)	(10,817)	(18,295)	(4,487)	(47,239)	(38,300)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	79,886	95,225	37,163	359,487	240,737
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	79,886	95,225	37,163	359,487	240,737
Net change in unrealized gain (loss) of investments	31,984	233,167	3,867	330,337	83,525

Net realized and unrealized gain (loss) on investments	111,870	328,392	41,030	689,824	324,262

Net increase (decrease) in net assets resulting from operations	$101,053	$310,097	$36,543	$642,585	$285,962

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2024

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	31,150	25,786	6,481	8,982	1,350
Contract administration charges	3,740	3,096	778	1,078	162

Net investment income (loss)	(34,890)	(28,882)	(7,259)	(10,060)	(1,512)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	271,070	213,747	55,917	53,988	13,840
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	271,070	213,747	55,917	53,988	13,840
Net change in unrealized gain (loss) of investments	1,846	235,067	(43,288)	35,575	(4,549)

Net realized and unrealized gain (loss) on investments	272,916	448,814	12,629	89,563	9,291

Net increase (decrease) in net assets resulting from operations	$238,026	$419,932	$5,370	$79,503	$7,779

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	212	161	12,850	25,654	54
Contract administration charges	25	19	1,543	3,080	6

Net investment income (loss)	(237)	(180)	(14,393)	(28,734)	(60)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	100	131	51,713	178,380	1,411
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	100	131	51,713	178,380	1,411
Net change in unrealized gain (loss) of investments	1,783	1,041	73,168	(19,744)	(1,010)

Net realized and unrealized gain (loss) on investments	1,883	1,172	124,881	158,636	401

Net increase (decrease) in net assets resulting from operations	$1,646	$992	$110,488	$129,902	$341

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2024

(continued)

	Developed International Index Fund†	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	—	30,030	2,786	1,518	234
Contract administration charges	—	3,605	334	182	28

Net investment income (loss)	—	(33,635)	(3,120)	(1,700)	(262)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	160,353	1,319	6,524	90
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	160,353	1,319	6,524	90
Net change in unrealized gain (loss) of investments	—	(22,167)	(9,965)	1,338	2,013

Net realized and unrealized gain (loss) on investments	—	138,186	(8,646)	7,862	2,103

Net increase (decrease) in net assets resulting from operations	$—	$104,551	$(11,766)	$6,162	$1,841

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund†	Moderately Conservative Allocation Fund	Conservative Allocation Fund	Vanguard VIF - Equity Index Portfolio (a)
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$12,501

Expense:
Mortality and expense risk charges	940	—	6,116	46	64,170
Contract administration charges	113	—	734	5	7,704

Net investment income (loss)	(1,053)	—	(6,850)	(51)	(59,373)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	799	—	7,182	598	8,466
Realized gains distributions	—	—	—	—	34,232

Net realized gain (loss) from investment transactions	799	—	7,182	598	42,698
Net change in unrealized gain (loss) of investments	6,977	—	27,320	(447)	796,196

Net realized and unrealized gain (loss) on investments	7,776	—	34,502	151	838,894

Net increase (decrease) in net assets resulting from operations	$6,723	$—	$27,652	$100	$779,521

†	The Fund held no assets at December 31, 2024 in Account I. However, the fund is an investment option.
(a)	For the period from February 22, 2024 (inception of the subaccount) to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2024

(continued)

	Vanguard VIF - Total Stock Market Index Portfolio (b)	Vanguard VIF - Global Bond Index Portfolio (b)	Vanguard VIF - Mid-Cap Index Portfolio (b)	Vanguard VIF - Moderate Allocation Portfolio (b)	Vanguard VIF - Total Bond Market Index Portfolio (c)
Net Investment Income (Loss):
Dividends	$7,626	$1,033	$513	$101	$5,575

Expense:
Mortality and expense risk charges	55,183	763	16,361	2,881	10,363
Contract administration charges	6,625	91	1,964	346	1,244

Net investment income (loss)	(54,182)	179	(17,812)	(3,126)	(6,032)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	10,886	240	4,818	1,382	675
Realized gains distributions	41,805	23	356	80	—

Net realized gain (loss) from investment transactions	52,691	263	5,174	1,462	675
Net change in unrealized gain (loss) of investments	459,407	628	96,924	(1,327)	(23,517)

Net realized and unrealized gain (loss) on investments	512,098	891	102,098	135	(22,842)

Net increase (decrease) in net assets resulting from operations	$457,916	$1,070	$84,286	$(2,991)	$(28,874)

	Vanguard VIF - Total International Stock Market Index Portfolio (b)	Vanguard VIF - Conservative Allocation Portfolio (d)	Vanguard VIF - Balanced Portfolio (e)	Vanguard VIF - Capital Growth Portfolio (b)	Vanguard VIF - Diversified Value Portfolio (f)
Net Investment Income (Loss):
Dividends	$740	$702	$912	$1,838	$373

Expense:
Mortality and expense risk charges	7,931	1,163	46,218	75,514	12,552
Contract administration charges	952	139	5,549	9,065	1,507

Net investment income (loss)	(8,143)	(600)	(50,855)	(82,741)	(13,686)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	771	1	16,836	(20,096)	7,076
Realized gains distributions	59	582	1,630	3,201	530

Net realized gain (loss) from investment transactions	830	583	18,466	(16,895)	7,606
Net change in unrealized gain (loss) of investments	(50,895)	2,715	255,189	(69,842)	53,363

Net realized and unrealized gain (loss) on investments	(50,065)	3,298	273,655	(86,737)	60,969

Net increase (decrease) in net assets resulting from operations	$(58,208)	$2,698	$222,800	$(169,478)	$47,283

(b)	For the period from February 15, 2024 (inception of the subaccount) to December 31, 2024.
(c)	For the period from March 14, 2024 (inception of the subaccount) to December 31, 2024.
(d)	For the period from March 13, 2024 (inception of the subaccount) to December 31, 2024.
(e)	For the period from February 21, 2024 (inception of the subaccount) to December 31, 2024.
(f)	For the period from March 20, 2024 (inception of the subaccount) to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2024

(continued)

	Vanguard VIF - Equity Income Portfolio (b)	Vanguard VIF - Growth Portfolio (b)	Vanguard VIF - High Yield Bond Portfolio (b)	Vanguard VIF - International Portfolio (g)	Vanguard VIF - Real Estate Index Portfolio (b)
Net Investment Income (Loss):
Dividends	$12,210	$1,007	$1,906	$—	$203

Expense:
Mortality and expense risk charges	15,684	40,620	9,300	2,159	3,242
Contract administration charges	1,883	4,876	1,117	259	389

Net investment income (loss)	(5,357)	(44,489)	(8,511)	(2,418)	(3,428)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,957	28,131	2,627	188	323
Realized gains distributions	15,518	—	—	—	171

Net realized gain (loss) from investment transactions	17,475	28,131	2,627	188	494
Net change in unrealized gain (loss) of investments	37,622	606,002	26,575	(112)	(8,299)

Net realized and unrealized gain (loss) on investments	55,097	634,133	29,202	76	(7,805)

Net increase (decrease) in net assets resulting from operations	$49,740	$589,644	$20,691	$(2,342)	$(11,233)

	Vanguard VIF - Small Company Growth Portfolio (b)
Net Investment Income (Loss):
Dividends	$170

Expense:
Mortality and expense risk charges	13,905
Contract administration charges	1,669

Net investment income (loss)	(15,404)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,321
Realized gains distributions	—

Net realized gain (loss) from investment transactions	3,321
Net change in unrealized gain (loss) of investments	60,207

Net realized and unrealized gain (loss) on investments	63,528

Net increase (decrease) in net assets resulting from operations	$48,124

(b)	For the period from February 15, 2024 (inception of the subaccount) to December 31, 2024.
(g)	For the period from March 27, 2024 (inception of the subaccount) to December 31, 2024.

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$18,857	$15,049	$(1,565)	$(1,615)	$(8,764)	$(9,257)
Net realized gain (loss) from investment transactions	—	—	2,088	1,402	12,707	3,280
Net change in unrealized gain (loss) of investments	—	—	4,020	6,264	1,718	39,828

Net increase (decrease) in net assets resulting from operations	18,857	15,049	4,543	6,051	5,661	33,851

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(13,259)	(77,958)	(10,154)	(8,723)	(75,228)	(34,843)
Net transfers	(14)	433,982	2,636	1,348	(25,016)	24,747
Contract administration charges	(416)	(417)	(17)	(50)	(203)	(242)
Annuity benefits	—	—	(214)	—	(8,778)	(3,872)

Net increase (decrease) in net assets resulting from variable annuity activities	(13,689)	355,607	(7,749)	(7,425)	(109,225)	(14,210)

Total increase (decrease) in net assets	5,168	370,656	(3,206)	(1,374)	(103,564)	19,641
Net Assets:
Beginning of year	593,183	222,527	112,407	113,781	669,391	649,750

End of year	$598,351	$593,183	$109,201	$112,407	$565,827	$669,391

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(9,016)	$(8,991)	$(254,444)	$(256,716)	$(10,817)	$(10,492)
Net realized gain (loss) from investment transactions	52,864	33,967	2,796,226	2,186,710	79,886	27,973
Net change in unrealized gain (loss) of investments	(3,901)	34,276	(668,846)	944,499	31,984	93,726

Net increase (decrease) in net assets resulting from operations	39,947	59,252	1,872,936	2,874,493	101,053	111,207

Variable Annuity Activities:
Purchase payments	—	—	8,829	194,313	—	—
Surrender benefits	(56,103)	(44,154)	(2,824,074)	(1,491,301)	(117,916)	(54,233)
Net transfers	13,245	6,850	(23,128)	(317,801)	(2,474)	1,407
Contract administration charges	(104)	(160)	(2,754)	(3,358)	(198)	(199)
Annuity benefits	(30,997)	(14,687)	(169,065)	(475,563)	(42,175)	—

Net increase (decrease) in net assets resulting from variable annuity activities	(73,959)	(52,151)	(3,010,192)	(2,093,710)	(162,763)	(53,025)

Total increase (decrease) in net assets	(34,012)	7,101	(1,137,256)	780,783	(61,710)	58,182
Net Assets:
Beginning of year	650,379	643,278	18,925,720	18,144,937	777,022	718,840

End of year	$616,367	$650,379	$17,788,464	$18,925,720	$715,312	$777,022

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(18,295)	$(15,235)	$(4,487)	$(2,756)	$(47,239)	$(41,852)
Net realized gain (loss) from investment transactions	95,225	159,582	37,163	5,877	359,487	247,698
Net change in unrealized gain (loss) of investments	233,167	262,629	3,867	37,795	330,337	648,698

Net increase (decrease) in net assets resulting from operations	310,097	406,976	36,543	40,916	642,585	854,544

Variable Annuity Activities:
Purchase payments	1,621	4,074	—	—	7,208	4,074
Surrender benefits	(72,566)	(168,310)	(38,548)	(2,244)	(219,692)	(238,708)
Net transfers	(18,018)	8,192	258,753	24,637	(144,915)	7,616
Contract administration charges	(445)	(496)	(37)	(27)	(743)	(853)
Annuity benefits	(1,791)	(14,539)	—	—	(20,241)	(13,866)

Net increase (decrease) in net assets resulting from variable annuity activities	(91,199)	(171,079)	220,168	22,366	(378,383)	(241,737)

Total increase (decrease) in net assets	218,898	235,897	256,711	63,282	264,202	612,807
Net Assets:
Beginning of year	1,172,079	936,182	238,564	175,282	3,179,726	2,566,919

End of year	$1,390,977	$1,172,079	$495,275	$238,564	$3,443,928	$3,179,726

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(38,300)	$(36,400)	$(34,890)	$(34,106)	$(28,882)	$(25,128)
Net realized gain (loss) from investment transactions	240,737	271,736	271,070	197,184	213,747	263,070
Net change in unrealized gain (loss) of investments	83,525	15,931	1,846	684	235,067	146,462

Net increase (decrease) in net assets resulting from operations	285,962	251,267	238,026	163,762	419,932	384,404

Variable Annuity Activities:
Purchase payments	4,052	—	—	—	—	—
Surrender benefits	(191,884)	(245,688)	(251,258)	(215,058)	(164,771)	(292,611)
Net transfers	(53,306)	(28,366)	(22,784)	21,086	34,037	19,532
Contract administration charges	(513)	(585)	(436)	(472)	(763)	(835)
Annuity benefits	(5,188)	(4,064)	(25,643)	(24,683)	(42,391)	(878)

Net increase (decrease) in net assets resulting from variable annuity activities	(246,839)	(278,703)	(300,121)	(219,127)	(173,888)	(274,792)

Total increase (decrease) in net assets	39,123	(27,436)	(62,095)	(55,365)	246,044	109,612
Net Assets:
Beginning of year	2,629,023	2,656,459	2,481,290	2,536,655	1,881,203	1,771,591

End of year	$2,668,146	$2,629,023	$2,419,195	$2,481,290	$2,127,247	$1,881,203

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Mid Cap Growth Fund		Mid Cap Value Fund		Mid Core Value Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(7,259)	$(7,071)	$(10,060)	$(10,044)	$(1,512)	$(1,633)
Net realized gain (loss) from investment transactions	55,917	14,734	53,988	65,196	13,840	16,641
Net change in unrealized gain (loss) of investments	(43,288)	77,967	35,575	8,610	(4,549)	(10,289)

Net increase (decrease) in net assets resulting from operations	5,370	85,630	79,503	63,762	7,779	4,719

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(66,924)	(9,883)	(54,550)	(94,032)	(15,612)	(21,039)
Net transfers	2,731	2,950	(7,909)	(2,253)	(104)	1,294
Contract administration charges	(132)	(162)	(195)	(267)	(23)	(31)
Annuity benefits	(87)	—	(2,596)	(3,884)	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(64,412)	(7,095)	(65,250)	(100,436)	(15,739)	(19,776)

Total increase (decrease) in net assets	(59,042)	78,535	14,253	(36,674)	(7,960)	(15,057)
Net Assets:
Beginning of year	546,953	468,418	699,670	736,344	107,612	122,669

End of year	$487,911	$546,953	$713,923	$699,670	$99,652	$107,612

	SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(237)	$(198)	$(180)	$(156)	$(14,393)	$(13,091)
Net realized gain (loss) from investment transactions	100	113	131	86	51,713	66,017
Net change in unrealized gain (loss) of investments	1,783	1,804	1,041	1,704	73,168	96,120

Net increase (decrease) in net assets resulting from operations	1,646	1,719	992	1,634	110,488	149,046

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	(194)	(178)	(47,666)	(68,241)
Net transfers	2	335	(2)	197	336	12,922
Contract administration charges	(12)	(12)	(10)	(10)	(449)	(488)
Annuity benefits	—	—	—	—	—	(25,481)

Net increase (decrease) in net assets resulting from variable annuity activities	(10)	323	(206)	9	(47,779)	(81,288)

Total increase (decrease) in net assets	1,636	2,042	786	1,643	62,709	67,758
Net Assets:
Beginning of year	15,501	13,459	12,457	10,814	976,484	908,726

End of year	$17,137	$15,501	$13,243	$12,457	$1,039,193	$976,484

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(28,734)	$(27,437)	$(60)	$(215)	$—	$—
Net realized gain (loss) from investment transactions	178,380	102,463	1,411	2,134	—	—
Net change in unrealized gain (loss) of investments	(19,744)	115,295	(1,010)	(1,368)	—	—

Net increase (decrease) in net assets resulting from operations	129,902	190,321	341	551	—	—

Variable Annuity Activities:
Purchase payments	—	4,074	—	—	—	—
Surrender benefits	(78,084)	(95,873)	(4,304)	(807)	—	—
Net transfers	(35,799)	12,229	1,951	(8,359)	—	—
Contract administration charges	(268)	(335)	(5)	(19)	—	—
Annuity benefits	(72,171)	(5,935)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(186,322)	(85,840)	(2,358)	(9,185)	—	—

Total increase (decrease) in net assets	(56,420)	104,481	(2,017)	(8,634)	—	—
Net Assets:
Beginning of year	2,075,678	1,971,197	7,566	16,200	—	—

End of year	$2,019,258	$2,075,678	$5,549	$7,566	$—	$—

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(33,635)	$(33,089)	$(3,120)	$(3,324)	$(1,700)	$(1,522)
Net realized gain (loss) from investment transactions	160,353	209,146	1,319	(898)	6,524	2,351
Net change in unrealized gain (loss) of investments	(22,167)	130,065	(9,965)	5,256	1,338	10,684

Net increase (decrease) in net assets resulting from operations	104,551	306,122	(11,766)	1,034	6,162	11,513

Variable Annuity Activities:
Purchase payments	2,431	4,074	1,621	—	—	—
Surrender benefits	(156,948)	(212,041)	(20,241)	(11,042)	(7,238)	(2,607)
Net transfers	(12,281)	(53,222)	11,806	9,579	(668)	5,050
Contract administration charges	(351)	(419)	(87)	(140)	(41)	(38)
Annuity benefits	(2,232)	(7,027)	(7,777)	(8,853)	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(169,381)	(268,635)	(14,678)	(10,456)	(7,947)	2,405

Total increase (decrease) in net assets	(64,830)	37,487	(26,444)	(9,422)	(1,785)	13,918
Net Assets:
Beginning of year	2,357,931	2,320,444	236,047	245,469	120,274	106,356

End of year	$2,293,101	$2,357,931	$209,603	$236,047	$118,489	$120,274

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(262)	$(229)	$(1,053)	$(927)	$—	$—
Net realized gain (loss) from investment transactions	90	51	799	658	—	—
Net change in unrealized gain (loss) of investments	2,013	2,299	6,977	8,341	—	—

Net increase (decrease) in net assets resulting from operations	1,841	2,121	6,723	8,072	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	—
Net transfers	—	1	—	(1)	—	—
Contract administration charges	(30)	(30)	(103)	(103)	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(30)	(29)	(103)	(104)	—	—

Total increase (decrease) in net assets	1,811	2,092	6,620	7,968	—	—
Net Assets:
Beginning of year	17,504	15,412	70,793	62,825	—	—

End of year	$19,315	$17,504	$77,413	$70,793	$—	$—

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		Vanguard VIF - Equity Index Portfolio
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(6,850)	$(6,391)	$(51)	$(191)	$(59,373)	$—
Net realized gain (loss) from investment transactions	7,182	6,181	598	1,645	42,698	—
Net change in unrealized gain (loss) of investments	27,320	40,547	(447)	(462)	796,196	—

Net increase (decrease) in net assets resulting from operations	27,652	40,337	100	992	779,521	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	9,525,618	—
Surrender benefits	(7,942)	(7,879)	(3,990)	(10,140)	(13,837)	—
Net transfers	13	(4)	11	(30)	2,170,219	—
Contract administration charges	(27)	(27)	(14)	(44)	(49,277)	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(7,956)	(7,910)	(3,993)	(10,214)	11,632,723	—

Total increase (decrease) in net assets	19,696	32,427	(3,893)	(9,222)	12,412,244	—
Net Assets:
Beginning of year	477,621	445,194	6,821	16,043	—	—

End of year	$497,317	$477,621	$2,928	$6,821	$12,412,244	$—

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Vanguard VIF - Total Stock Market Index Portfolio		Vanguard VIF - Global Bond Index Portfolio		Vanguard VIF - Mid Cap Index Portfolio
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(54,182)	$—	$179	$—	$(17,812)	$—
Net realized gain (loss) from investment transactions	52,691	—	263	—	5,174	—
Net change in unrealized gain (loss) of investments	459,407	—	628	—	96,924	—

Net increase (decrease) in net assets resulting from operations	457,916	—	1,070	—	84,286	—

Variable Annuity Activities:
Purchase payments	7,561,080	—	496,860	—	1,960,761	—
Surrender benefits	(14,930)	—	(3,725)	—	(6,632)	—
Net transfers	7,770,234	—	(11,393)	—	2,158,712	—
Contract administration charges	(65,576)	—	(549)	—	(16,292)	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	15,250,808	—	481,193	—	4,096,549	—

Total increase (decrease) in net assets	15,708,724	—	482,263	—	4,180,835	—
Net Assets:
Beginning of year	—	—	—	—	—	—

End of year	$15,708,724	$—	$482,263	$—	$4,180,835	$—

	Vanguard VIF - Moderate Allocation Portfolio		Vanguard VIF - Total Bond Market Index Portfolio		Vanguard VIF -Total International Stock Market Index Portfolio
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(3,126)	$—	$(6,032)	$—	$(8,143)	$—
Net realized gain (loss) from investment transactions	1,462	—	675	—	830	—
Net change in unrealized gain (loss) of investments	(1,327)	—	(23,517)	—	(50,895)	—

Net increase (decrease) in net assets resulting from operations	(2,991)	—	(28,874)	—	(58,208)	—

Variable Annuity Activities:
Purchase payments	526,710	—	1,979,510	—	1,106,135	—
Surrender benefits	(604)	—	(536)	—	(509)	—
Net transfers	499,044	—	664,944	—	1,026,785	—
Contract administration charges	(4,241)	—	(10,024)	—	(7,992)	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	1,020,909	—	2,633,894	—	2,124,419	—

Total increase (decrease) in net assets	1,017,918	—	2,605,020	—	2,066,211	—
Net Assets:
Beginning of year	—	—	—	—	—	—

End of year	$1,017,918	$—	$2,605,020	$—	$2,066,211	$—

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Vanguard VIF - Conservative Allocation Portfolio		Vanguard VIF - Balanced Portfolio		Vanguard VIF - Capital Growth Portfolio
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(600)	$—	$(50,855)	$—	$(82,741)	$—
Net realized gain (loss) from investment transactions	583	—	18,466	—	(16,895)	—
Net change in unrealized gain (loss) of investments	2,715	—	255,189	—	(69,842)	—

Net increase (decrease) in net assets resulting from operations	2,698	—	222,800	—	(169,478)	—

Variable Annuity Activities:
Purchase payments	348,949	—	7,000,419	—	13,116,700	—
Surrender benefits	(132)	—	(8,952)	—	(30,131)	—
Net transfers	29,489	—	5,548,375	—	5,130,505	—
Contract administration charges	(1,072)	—	(50,144)	—	(76,717)	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	377,234	—	12,489,698	—	18,140,357	—

Total increase (decrease) in net assets	379,932	—	12,712,498	—	17,970,879	—
Net Assets:
Beginning of year	—	—	—	—	—	—

End of year	$379,932	$—	$12,712,498	$—	$17,970,879	$—

	Vanguard VIF - Diversified Value Portfolio		Vanguard VIF - Equity Income Portfolio		Vanguard VIF - Growth Portfolio
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(13,686)	$—	$(5,357)	$—	$(44,489)	$—
Net realized gain (loss) from investment transactions	7,606	—	17,475	—	28,131	—
Net change in unrealized gain (loss) of investments	53,363	—	37,622	—	606,002	—

Net increase (decrease) in net assets resulting from operations	47,283	—	49,740	—	589,644	—

Variable Annuity Activities:
Purchase payments	1,291,669	—	3,109,228	—	3,705,521	—
Surrender benefits	(1,039)	—	—	—	(11,932)	—
Net transfers	1,542,671	—	608,069	—	5,735,997	—
Contract administration charges	(13,653)	—	(12,543)	—	(51,940)	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	2,819,648	—	3,704,754	—	9,377,646	—

Total increase (decrease) in net assets	2,866,931	—	3,754,494	—	9,967,290	—
Net Assets:
Beginning of year	—	—	—	—	—	—

End of year	$2,866,931	$—	$3,754,494	$—	$9,967,290	$—

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

(continued)

	Vanguard VIF - High Yield Bond Portfolio		Vanguard VIF - International Portfolio		Vanguard VIF - Real Estate Index Portfolio
	2024	2023	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(8,511)	$—	$(2,418)	$—	$(3,428)	$—
Net realized gain (loss) from investment transactions	2,627	—	188	—	494	—
Net change in unrealized gain (loss) of investments	26,575	—	(112)	—	(8,299)	—

Net increase (decrease) in net assets resulting from operations	20,691	—	(2,342)	—	(11,233)	—

Variable Annuity Activities:
Purchase payments	1,296,146	—	311,687	—	360,672	—
Surrender benefits	(132)	—	—	—	(64)	—
Net transfers	1,402,300	—	85,518	—	455,756	—
Contract administration charges	(13,084)	—	(1,973)	—	(3,214)	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	2,685,230	—	395,232	—	813,150	—

Total increase (decrease) in net assets	2,705,921	—	392,890	—	801,917	—
Net Assets:
Beginning of year	—	—	—	—	—	—

End of year	$2,705,921	$—	$392,890	$—	$801,917	$—

	Vanguard VIF - Small Company Growth Portfolio
	2024	2023
Operations:
Net investment income (loss)	$(15,404)	$—
Net realized gain (loss) from investment transactions	3,321	—
Net change in unrealized gain (loss) of investments	60,207	—

Net increase (decrease) in net assets resulting from operations	48,124	—

Variable Annuity Activities:
Purchase payments	1,818,478	—
Surrender benefits	(4,577)	—
Net transfers	1,575,057	—
Contract administration charges	(12,860)	—
Annuity benefits	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	3,376,098	—

Total increase (decrease) in net assets	3,424,222	—
Net Assets:
Beginning of year	—	—

End of year	$3,424,222	$—

The accompanying notes are an integral part of these financial statements.

PENN INSURANCE AND ANNUITY VARIABLE ANNUITY ACCOUNT I

Notes to Financial Statements — December 31, 2024

Note 1. Organization

The Penn Insurance and Annuity Variable Annuity Account I (“Account I”) was established by The Penn Insurance and Annuity Company (“PIA”) under the provisions of the Delaware Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I contains contracts of the Pennant and Deferred Variable Annuity products. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from PIA’s other assets and liabilities. Account I offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities.

Note 2. Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and annuity activities during the reporting period. Actual results could differ significantly with those estimates. The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of PIA: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The subaccounts in Account I also invest in the shares of Vanguard® Variable Insurance Fund (“Vanguard VIF’) portfolios: Equity Index, Total Stock Market Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Total Bond Market Index, Total International Stock Market Index, Conservative Allocation, Balanced, Capital Growth, Diversified Value, Equity Income, Growth, High Yield Bond, International, Real Estate Index and Small Company Growth.

Vanguard VIF is an open-end diversified management investment company

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains/(losses) are reflected in the Statements of Operations. Realized gains/(losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

Note 2. Significant Accounting Policies (continued)

For the year ended December 31, 2024, consent dividends in Account I were:

Consent Dividends
Money Market Fund	0
Limited Maturity Bond Fund	9,754
Quality Bond Fund	23,295
High Yield Bond Fund	39,067
Flexibly Managed Fund	2,272,425
Balanced Fund	121,364
Large Growth Stock Fund	103,067
Large Cap Growth Fund	65,119
Large Core Growth Fund	0
Large Cap Value Fund	303,830
Large Core Value Fund	296,085
Index 500 Fund	164,571
Mid Cap Growth Fund	71,170
Mid Cap Value Fund	92,491
Mid Core Value Fund	8,835
SMID Cap Growth Fund	0
SMID Cap Value Fund	1,174
Small Cap Growth Fund	120,049
Small Cap Value Fund	162,343
Small Cap Index Fund	449
International Equity Fund	231,649
Emerging Markets Equity Fund	851
Real Estate Securities Fund	6,830
Aggressive Allocation Fund	3,353
Moderately Aggressive Allocation Fund	12,772
Moderate Allocation Fund	0
Moderately Conservative Allocation Fund	66,556
Conservative Allocation Fund	336

All dividend distributions received from the underlying Vanguard VIF portfolios are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date.

Federal Income Taxes — The operations of Account I are included in the federal income tax return of PIA, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, PIA does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account I for federal income taxes. PIA will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and PIA intends that Account I will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value

Note 2. Significant Accounting Policies (continued)

measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on PIA’s understanding of the market.

The fair value of all the investments in the respective fund portfolios, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3. Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December 31, 2024:

	Purchases	Sales
Money Market Fund	$—	$22,067
Limited Maturity Bond Fund	3,411	12,734
Quality Bond Fund	27,835	145,875
High Yield Bond Fund	16,994	100,019
Flexibly Managed Fund	53,941	3,320,024
Balanced Fund	1,355	174,993
Large Growth Stock Fund	7,791	117,374
Large Cap Growth Fund	262,275	46,612
Large Core Growth Fund	21,465	447,331
Large Cap Value Fund	18,101	303,441
Large Core Value Fund	18,923	354,124
Index 500 Fund	54,925	257,839
Mid Cap Growth Fund	5,778	77,491
Mid Cap Value Fund	10,532	85,898
Mid Core Value Fund	3,049	20,308
SMID Cap Growth Fund	—	248
SMID Cap Value Fund	—	386
Small Cap Growth Fund	5,765	68,013
Small Cap Value Fund	26,382	241,597
Small Cap Index Fund	1,964	4,382
Developed International Index Fund	—	—
International Equity Fund	49,783	252,980
Emerging Markets Equity Fund	13,070	30,886
Real Estate Securities Fund	1,607	11,263
Aggressive Allocation Fund	—	293

Note 3. Purchases and Sales of Investments (continued)

	Purchases	Sales
Moderately Aggressive Allocation Fund	—	1,161
Moderate Allocation Fund	—	—
Moderately Conservative Allocation Fund	—	14,843
Conservative Allocation Fund	—	4,045
Vanguard VIF - Equity Index Portfolio	11,704,299	143,450
Vanguard VIF - Total Stock Market Index Portfolio	15,387,674	198,674
Vanguard VIF - Global Bond Index Portfolio	496,483	16,144
Vanguard VIF - Mid-Cap Index Portfolio	4,139,977	61,754
Vanguard VIF - Moderate Allocation Portfolio	1,034,381	16,699
Vanguard VIF -Total Bond Market Index Portfolio	2,712,446	90,160
Vanguard VIF - Total International Stock Market Index Portfolio	2,152,227	36,690
Vanguard VIF - Conservative Allocation Portfolio	378,350	2,417
Vanguard VIF - Balanced Portfolio	12,928,316	490,386
Vanguard VIF - Capital Growth Portfolio	18,940,958	885,180
Vanguard VIF - Diversified Value Portfolio	2,900,015	94,427
Vanguard VIF - Equity Income Portfolio	3,786,189	99,002
Vanguard VIF - Growth Portfolio	9,681,071	348,922
Vanguard VIF - High Yield Bond Portfolio	2,745,850	71,037
Vanguard VIF - International Portfolio	396,622	3,808
Vanguard VIF - Real Estate Index Portfolio	815,178	5,660
Vanguard VIF - Small Company Growth Portfolio	3,420,609	60,084

Note 4. Related Party Transactions and Contract Charges

PIA received $1,397,052 and $564,634 from Account I for mortality and risk expenses, contract administration and certain other charges for the years ended December 31, 2024 and 2023, respectively. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays The Penn Mutual Life Insurance Company and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration
Pennant	1.25%	0.15%
Deferred Variable Annuity	1.25%	0.15%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge	Surrender Charge
Pennant	If Variable Account Value is < $ 50,000, the lesser of $ 30 or 2% of the Variable Account Value	Maximum charge of 6% of purchase payments received. Charges do not apply after 7 years since the purchase payment.
Deferred Variable Annuity	If Variable Account Value is < $ 50,000, the lesser of $ 40 or 2% of the Variable Account Value	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years since the purchase payment.

If a Pennant policy is surrendered in whole or in part within the first 7 years of a purchase payment, a contingent deferred sales charge may be assessed. This charge will be deducted before any surrender proceeds are paid. If a Deferred Variable Annuity policy is surrendered in whole or in part within the first 7 years of a purchase payment, a surrender charge may be assessed. This charge will be deducted before any surrender proceeds are paid.

Note 4. Related Party Transactions and Contract Charges (continued)

Premium taxes on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%.

Note 5. Accumulation Units

	December 31, 2024			December 31, 2023
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed Balance	Ending Unit Balance
Money Market Fund	—	(1,115)	48,044	36,682	(6,524)	49,159
Limited Maturity Bond Fund	204	(658)	6,279	154	(610)	6,733
Quality Bond Fund	1,136	(5,494)	22,412	1,095	(1,686)	26,770
High Yield Bond Fund	353	(1,831)	12,080	285	(1,433)	13,558
Flexibly Managed Fund	400	(21,304)	116,309	2,463	(19,071)	137,213
Balanced Fund	47	(5,702)	24,159	625	(2,862)	29,814
Large Growth Stock Fund	108	(1,377)	17,340	291	(3,273)	18,609
Large Cap Growth Fund	6,872	(1,089)	12,890	908	(178)	7,107
Large Core Growth Fund	792	(14,655)	116,014	3,989	(14,078)	129,877
Large Cap Value Fund	262	(3,680)	36,503	549	(5,051)	39,921
Large Core Value Fund	749	(12,186)	89,259	2,211	(11,462)	100,696
Index 500 Fund	779	(3,152)	27,388	450	(5,475)	29,761
Mid Cap Growth Fund	112	(1,300)	9,143	153	(282)	10,331
Mid Cap Value Fund	196	(1,394)	12,607	328	(2,479)	13,805
Mid Core Value Fund	81	(459)	2,446	109	(647)	2,824
SMID Cap Growth Fund	—	—	418	15	(5)	418
SMID Cap Value Fund	—	(7)	395	17	(16)	402
Small Cap Growth Fund	87	(729)	13,997	258	(1,557)	14,639
Small Cap Value Fund	300	(2,265)	21,135	409	(1,410)	23,100
Small Cap Index Fund	75	(172)	198	21	(450)	295
Developed International Index Fund	—	—	—	—	—	—
International Equity Fund	918	(3,917)	41,333	777	(6,024)	44,332
Emerging Markets Equity Fund	1,517	(3,232)	24,855	1,023	(2,154)	26,570
Real Estate Securities Fund	37	(208)	2,628	137	(67)	2,799
Aggressive Allocation Fund	—	(1)	803	—	(2)	804
Moderately Aggressive Allocation Fund	—	(5)	3,152	—	(5)	3,157
Moderate Allocation Fund	—	—	—	—	—	—
Moderately Conservative Allocation Fund	—	(466)	27,911	1	(500)	28,377
Conservative Allocation Fund	—	(283)	198	—	(734)	481

	December 31, 2024
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance
Vanguard VIF - Equity Index Portfolio	972,887	(9,302)	963,585
Vanguard VIF - Total Stock Market Index Portfolio	1,233,294	(13,434)	1,219,860
Vanguard VIF - Global Bond Index Portfolio	47,299	(1,442)	45,857
Vanguard VIF - Mid-Cap Index Portfolio	345,937	(4,272)	341,665
Vanguard VIF - Moderate Allocation Portfolio	90,250	(1,217)	89,033
Vanguard VIF - Total Bond Market Index Portfolio	256,911	(7,901)	249,010
Vanguard VIF - Total International Stock Market Index Portfolio	192,452	(2,759)	189,693
Vanguard VIF - Conservative Allocation Portfolio	34,281	(120)	34,161
Vanguard VIF - Balanced Portfolio	1,121,266	(41,151)	1,080,115
Vanguard VIF - Capital Growth Portfolio	1,615,690	(77,633)	1,538,057
Vanguard VIF - Diversified Value Portfolio	246,064	(6,914)	239,150
Vanguard VIF - Equity Income Portfolio	319,168	(7,084)	312,084
Vanguard VIF - Growth Portfolio	752,571	(25,591)	726,980
Vanguard VIF - High Yield Bond Portfolio	253,444	(5,804)	247,640

Note 5. Accumulation Units (continued)

	December 31, 2024
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance
Vanguard VIF - International Portfolio	35,017	(144)	34,873
Vanguard VIF - Real Estate Index Portfolio	69,706	(240)	69,466
Vanguard VIF - Small Company Growth Portfolio	283,760	(4,172)	279,588

Note 6. Financial Highlights

Account I is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The Net Assets calculation in the table below excludes the accrual balance related to the “Due to The Penn Mutual Life Insurance Company” line in the Statement of Assets and Liabilities.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2024	December 31, 2024			For the Year ended December 31, 2024
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Money Market Fund	12.07	48,044	12.45	598,351	4.57	1.40	3.20
Limited Maturity Bond Fund	16.70	6,279	17.39	109,201	—	1.40	4.16
Quality Bond Fund	25.01	22,412	25.25	565,827	—	1.40	0.96
High Yield Bond Fund	47.98	12,080	51.02	616,367	—	1.40	6.36
Flexibly Managed Fund	137.94	116,309	152.94	17,788,464	—	1.40	10.87
Balanced Fund	26.06	24,159	29.61	715,312	—	1.40	13.60
Large Growth Stock Fund	62.99	17,340	80.22	1,390,977	—	1.40	27.35
Large Cap Growth Fund	33.57	12,890	38.42	495,275	—	1.40	14.46
Large Core Growth Fund	24.48	116,014	29.69	3,443,928	—	1.40	21.24
Large Cap Value Fund	65.86	36,503	73.09	2,668,146	—	1.40	10.98
Large Core Value Fund	24.64	89,259	27.10	2,419,195	—	1.40	9.98
Index 500 Fund	63.21	27,388	77.67	2,127,247	—	1.40	22.87
Mid Cap Growth Fund	52.95	9,143	53.36	487,911	—	1.40	0.78
Mid Cap Value Fund	50.69	12,607	56.63	713,923	—	1.40	11.72
Mid Core Value Fund	38.12	2,446	40.73	99,652	—	1.40	6.87
SMID Cap Growth Fund	37.10	418	41.05	17,137	—	1.40	10.63
SMID Cap Value Fund	31.02	395	33.50	13,243	—	1.40	7.98
Small Cap Growth Fund	66.71	13,997	74.25	1,039,193	—	1.40	11.29
Small Cap Value Fund	89.86	21,135	95.54	2,019,258	—	1.40	6.32
Small Cap Index Fund	25.63	198	27.99	5,549	—	1.40	9.22
Developed International Index Fund	14.17	—	14.33	—	—	1.40	1.14
International Equity Fund	53.19	41,333	55.48	2,293,101	—	1.40	4.30
Emerging Markets Equity Fund	8.88	24,855	8.43	209,603	—	1.40	-5.08
Real Estate Securities Fund	42.97	2,628	45.08	118,489	—	1.40	4.91
Aggressive Allocation Fund	21.76	803	24.05	19,315	—	1.40	10.52
Moderately Aggressive Allocation Fund	22.43	3,152	24.56	77,413	—	1.40	9.49
Moderate Allocation Fund	19.19	—	20.65	—	—	1.40	7.60
Moderately Conservative Allocation Fund	16.83	27,911	17.82	497,317	—	1.40	5.85
Conservative Allocation Fund	14.20	198	14.80	2,928	—	1.40	4.27

Note 6. Financial Highlights (continued)

	2024 Inception of Subaccount	December 31, 2024			For the Year ended December 31, 2024
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Vanguard VIF - Equity Index Portfolio	11.16	963,585	12.88	12,412,244	0.20	1.40	15.45
Vanguard VIF - Total Stock Market Index Portfolio	11.09	1,219,860	12.88	15,708,724	0.15	1.40	16.08
Vanguard VIF - Global Bond Index Portfolio	10.28	45,857	10.52	482,263	1.30	1.40	2.28
Vanguard VIF - Mid- Cap Index Portfolio	10.96	341,665	12.24	4,180,835	0.03	1.40	11.62
Vanguard VIF - Moderate Allocation Portfolio	10.62	89,033	11.43	1,017,918	0.04	1.40	7.65
Vanguard VIF - Total Bond Market Index Portfolio	10.28	249,010	10.46	2,605,020	0.53	1.40	1.75
Vanguard VIF - Total International Stock Market Index Portfolio	10.48	189,693	10.89	2,066,211	0.09	1.40	3.93
Vanguard VIF - Conservative Allocation Portfolio	10.68	34,161	11.12	379,932	0.60	1.40	4.16
Vanguard VIF - Balanced Portfolio	10.57	1,080,115	11.77	12,712,498	0.02	1.40	11.33
Vanguard VIF - Capital Growth Portfolio	10.83	1,538,057	11.68	17,970,879	0.03	1.40	7.87
Vanguard VIF - Diversified Value Portfolio	11.32	239,150	11.99	2,866,931	0.02	1.40	5.91
Vanguard VIF - Equity Income Portfolio	10.69	312,084	12.03	3,754,494	0.62	1.40	12.54
Vanguard VIF - Growth Portfolio	11.42	726,980	13.71	9,967,290	0.03	1.40	20.01
Vanguard VIF - High Yield Bond Portfolio	10.38	247,640	10.93	2,705,921	0.22	1.40	5.30
Vanguard VIF - International Portfolio	11.02	34,873	11.27	392,890	—	1.40	2.21
Vanguard VIF - Real Estate Index Portfolio	10.77	69,466	11.54	801,917	0.07	1.40	7.15
Vanguard VIF - Small Company Growth Portfolio	11.52	279,588	12.25	3,424,222	0.01	1.40	6.28

	January 1, 2023	December 31, 2023			For the Year ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Money Market Fund	11.71	49,159	12.07	593,228	4.50	1.40	3.04
Limited Maturity Bond Fund	15.83	6,733	16.70	112,416	—	1.40	5.48
Quality Bond Fund	23.75	26,770	25.01	669,442	—	1.40	5.30
High Yield Bond Fund	43.74	13,558	47.98	650,429	—	1.40	9.68
Flexibly Managed Fund	117.97	137,213	137.94	18,927,168	—	1.40	16.93
Balanced Fund	22.43	29,814	26.06	777,081	—	1.40	16.21
Large Growth Stock Fund	43.36	18,609	62.99	1,172,169	—	1.40	45.27
Large Cap Growth Fund	27.49	7,107	33.57	238,582	—	1.40	22.13
Large Core Growth Fund	18.34	129,877	24.48	3,179,969	—	1.40	33.50
Large Cap Value Fund	59.80	39,921	65.86	2,629,224	—	1.40	10.13
Large Core Value Fund	23.07	100,696	24.64	2,481,480	—	1.40	6.81
Index 500 Fund	50.93	29,761	63.21	1,881,347	—	1.40	24.12
Mid Cap Growth Fund	44.78	10,331	52.95	546,995	—	1.40	18.24
Mid Cap Value Fund	46.15	13,805	50.69	699,724	—	1.40	9.83
Mid Core Value Fund	36.49	2,824	38.12	107,620	—	1.40	4.46
SMID Cap Growth Fund	33.01	418	37.10	15,502	—	1.40	12.39
SMID Cap Value Fund	26.96	402	31.02	12,458	—	1.40	15.06
Small Cap Growth Fund	57.02	14,639	66.71	976,559	—	1.40	17.00
Small Cap Value Fund	81.79	23,100	89.86	2,075,837	—	1.40	9.87
Small Cap Index Fund	22.36	295	25.63	7,567	—	1.40	14.62
Developed International Index Fund	12.26	—	14.17	—	—	1.40	15.60
International Equity Fund	46.80	44,332	53.19	2,358,111	—	1.40	13.65
Emerging Markets Equity Fund	8.86	26,570	8.88	236,065	—	1.40	0.26
Real Estate Securities Fund	38.98	2,799	42.97	120,283	—	1.40	10.23
Aggressive Allocation Fund	19.12	804	21.76	17,505	—	1.40	13.79
Moderately Aggressive Allocation Fund	19.87	3,157	22.43	70,798	—	1.40	12.86
Moderate Allocation Fund	17.25	—	19.19	—	—	1.40	11.21
Moderately Conservative Allocation Fund	15.42	28,377	16.83	477,658	—	1.40	9.18
Conservative Allocation Fund	13.21	481	14.20	6,822	—	1.40	7.50

Note 6. Financial Highlights (continued)

	January 1, 2022	December 31, 2022			For the Year ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Money Market Fund	11.84	19,001	11.71	222,536	0.17	1.40	-1.12
Limited Maturity Bond Fund	16.80	7,189	15.83	113,785	—	1.40	-5.81
Quality Bond Fund	27.88	27,361	23.75	649,775	—	1.40	-14.83
High Yield Bond Fund	47.34	14,706	43.74	643,303	—	1.40	-7.59
Flexibly Managed Fund	136.13	153,821	117.97	18,145,635	—	1.40	-13.34
Balanced Fund	27.26	32,051	22.43	718,868	—	1.40	-17.72
Large Growth Stock Fund	72.70	21,591	43.36	936,218	—	1.40	-40.35
Large Cap Growth Fund	34.49	6,377	27.49	175,289	—	1.40	-20.31
Large Core Growth Fund	39.99	139,966	18.34	2,567,018	—	1.40	-54.14
Large Cap Value Fund	63.33	44,423	59.80	2,656,561	—	1.40	-5.58
Large Core Value Fund	24.18	109,947	23.07	2,536,753	—	1.40	-4.57
Index 500 Fund	63.21	34,786	50.93	1,771,659	—	1.40	-19.42
Mid Cap Growth Fund	65.51	10,460	44.78	468,436	—	1.40	-31.64
Mid Cap Value Fund	49.59	15,956	46.15	736,372	—	1.40	-6.95
Mid Core Value Fund	37.56	3,362	36.49	122,674	—	1.40	-2.85
SMID Cap Growth Fund	46.80	408	33.01	13,460	—	1.40	-29.47
SMID Cap Value Fund	32.53	401	26.96	10,814	—	1.40	-17.13
Small Cap Growth Fund	76.32	15,938	57.02	908,761	—	1.40	-25.29
Small Cap Value Fund	97.28	24,101	81.79	1,971,273	—	1.40	-15.92
Small Cap Index Fund	28.73	724	22.36	16,201	—	1.40	-22.16
Developed International Index Fund	14.68	—	12.26	—	—	1.40	-16.50
International Equity Fund	60.70	49,579	46.80	2,320,534	—	1.40	-22.89
Emerging Markets Equity Fund	11.73	27,701	8.86	245,478	—	1.40	-24.48
Real Estate Securities Fund	52.96	2,729	38.98	106,360	—	1.40	-26.39
Aggressive Allocation Fund	22.95	806	19.12	15,413	—	1.40	-16.67
Moderately Aggressive Allocation Fund	23.56	3,162	19.87	62,827	—	1.40	-15.66
Moderate Allocation Fund	20.30	—	17.25	—	—	1.40	-15.01
Moderately Conservative Allocation Fund	17.63	28,876	15.42	445,211	—	1.40	-12.53
Conservative Allocation Fund	14.86	1,215	13.21	16,044	—	1.40	-11.11

	January 1, 2021	December 31, 2021			For the Year ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Money Market Fund	12.01	30,446	$11.84	360,615	0.01	1.40	-1.38
Limited Maturity Bond Fund	16.98	8,020	16.80	134,768	—	1.40	-1.02
Quality Bond Fund	28.47	35,075	27.88	978,004	—	1.40	-2.07
High Yield Bond Fund	45.67	17,676	47.34	836,772	—	1.40	3.66
Flexibly Managed Fund	116.71	179,594	136.13	24,448,503	—	1.40	16.64
Balanced Fund	23.88	38,292	27.26	1,043,860	—	1.40	14.16
Large Growth Stock Fund	63.32	23,039	72.70	1,674,981	—	1.40	14.81
Large Cap Growth Fund	27.80	6,777	34.49	233,765	—	1.40	24.10
Large Core Growth Fund	42.22	143,045	39.99	5,720,862	—	1.40	-5.27
Large Cap Value Fund	50.22	50,061	63.33	3,170,480	—	1.40	26.11
Large Core Value Fund	19.70	126,217	24.18	3,051,470	—	1.40	22.73
Index 500 Fund	49.96	51,918	63.21	3,281,490	—	1.40	26.51
Mid Cap Growth Fund	56.95	10,613	65.51	695,230	—	1.40	15.03
Mid Cap Value Fund	42.17	22,162	49.59	1,099,134	—	1.40	17.61
Mid Core Value Fund	30.92	2,338	37.56	87,793	—	1.40	21.45
SMID Cap Growth Fund	44.06	374	46.80	17,513	—	1.40	6.23
SMID Cap Value Fund	24.33	394	32.53	12,815	—	1.40	33.70
Small Cap Growth Fund	71.22	18,841	76.32	1,438,007	—	1.40	7.17
Small Cap Value Fund	77.88	25,820	97.28	2,511,652	—	1.40	24.91
Small Cap Index Fund	25.48	791	28.73	22,711	—	1.40	12.76
Developed International Index Fund	13.47	—	14.68	—	—	1.40	9.00
International Equity Fund	54.85	53,032	60.70	3,219,125	—	1.40	10.66
Emerging Markets Equity Fund	12.61	28,376	11.73	332,992	—	1.40	-6.94

Note 6. Financial Highlights (continued)

	January 1, 2021	December 31, 2021			For the Year ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Real Estate Securities Fund	37.63	2,709	52.96	143,477	—	1.40	40.72
Aggressive Allocation Fund	19.99	807	22.95	18,528	—	1.40	14.80
Moderately Aggressive Allocation Fund	20.72	3,166	23.56	74,608	—	1.40	13.72
Moderate Allocation Fund	18.49	—	20.30	—	—	1.40	9.78
Moderately Conservative Allocation Fund	16.45	29,480	17.63	519,600	—	1.40	7.13
Conservative Allocation Fund	14.41	1,699	14.86	25,249	—	1.40	3.07

	January 1, 2020	December 31, 2020			For the Year ended December 31, 2020
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return *** (%)
Money Market Fund	12.15	95,641	$12.01	1,148,657	0.15	1.40	(1.15)
Limited Maturity Bond Fund	16.61	13,895	16.98	235,910	—	1.40	2.21
Quality Bond Fund	26.63	36,398	28.47	1,036,355	—	1.40	6.93
High Yield Bond Fund	43.07	18,509	45.67	845,252	—	1.40	6.02
Flexibly Managed Fund	100.45	202,957	116.71	23,687,401	—	1.40	16.19
Balanced Fund	21.10	42,388	23.88	1,012,197	—	1.40	13.18
Large Growth Stock Fund	46.88	24,887	63.32	1,575,829	—	1.40	35.08
Large Cap Growth Fund	23.08	7,496	27.80	208,343	—	1.40	20.44
Large Core Growth Fund	24.40	152,591	42.22	6,442,369	—	1.40	73.05
Large Cap Value Fund	49.78	55,392	50.22	2,781,894	—	1.40	0.89
Large Core Value Fund	19.46	135,369	19.70	2,666,590	—	1.40	1.23
Index 500 Fund	42.81	52,262	49.96	2,611,134	—	1.40	16.71
Mid Cap Growth Fund	38.63	11,216	56.95	638,679	—	1.40	47.41
Mid Cap Value Fund	48.75	24,203	42.17	1,020,627	—	1.40	(13.51)
Mid Core Value Fund	30.87	2,654	30.92	82,085	—	1.40	0.18
SMID Cap Growth Fund	29.33	365	44.06	16,091	—	1.40	50.20
SMID Cap Value Fund	24.33	448	24.33	10,893	—	1.40	0.03
Small Cap Growth Fund	54.68	19,548	71.22	1,392,143	—	1.40	30.24
Small Cap Value Fund	77.17	28,487	77.88	2,218,565	—	1.40	0.92
Small Cap Index Fund	21.65	796	25.48	20,288	—	1.40	17.69
Developed International Index Fund	12.67	—	13.47	—	—	1.40	6.28
International Equity Fund	48.40	53,689	54.85	2,944,956	—	1.40	13.34
Emerging Markets Equity Fund	11.58	28,138	12.61	354,813	—	1.40	8.89
Real Estate Securities Fund	39.44	4,478	37.63	168,505	—	1.40	(4.58)
Aggressive Allocation Fund	18.56	809	19.99	16,168	—	1.40	7.73
Moderately Aggressive Allocation Fund	19.20	3,171	20.72	65,697	—	1.40	7.91
Moderate Allocation Fund	17.08	1,020	18.49	18,857	—	1.40	8.24
Moderately Conservative Allocation Fund	15.45	10,433	16.45	171,653	—	1.40	6.52
Conservative Allocation Fund	13.66	2,242	14.41	32,315	—	1.40	5.54

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any

Note 6. Financial Highlights (continued)

expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7. Subsequent Events

Management has evaluated events subsequent to December 31, 2024 and through the Account I Financial Statement date of issuance of April 15, 2025.

PM8676 05/25

The Penn Insurance and Annuity Company

 2024 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103-7042 T: (267) 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Directors of

The Penn Insurance and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of

Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 20, 2025

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

AS OF DECEMBER 31,	2024	2023

ADMITTED ASSETS
Bonds	$9,189,871	$7,748,725
Preferred stock	64,552	54,589
Common stock — affiliated	214,123	122,856
Common stock — unaffiliated	9,455	27,372
Policy loans	745,187	605,820
Cash, cash equivalents and short-term investments	227,917	212,407
Alternative assets	338,948	344,415
Derivatives	1,348,699	1,336,593
Other invested assets	126,270	166,608

TOTAL INVESTMENTS	12,265,022	10,619,385

Investment income due and accrued	114,939	94,145
Deferred tax asset	82,598	82,446
Amounts recoverable from reinsurers	14,986	102,642
Funds held by reinsured company	1,643,193	1,103,153
Federal income taxes recoverable	26,946	3,995
Other assets	155,699	171,374
Separate account assets	382,884	133,688

TOTAL ASSETS	$14,686,267	$12,310,828

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$8,816,724	$7,512,936
Policy claims in process	25,760	15,568
Asset valuation reserve	98,101	85,763
Interest maintenance reserve	—	5,831
Funds held under coinsurance	2,312,934	1,726,120
Other liabilities	1,075,542	928,885
Derivatives	1,009,698	1,042,286
Separate account liabilities	382,884	133,688

TOTAL LIABILITIES	13,721,643	11,451,077

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	629,662	559,662
Accumulated surplus	332,462	297,589

TOTAL CAPITAL AND SURPLUS	964,624	859,751

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$14,686,267	$12,310,828

The accompanying notes are an integral part of these financial statements.

2024 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Operations

FOR THE YEARS ENDED DECEMBER 31,	2024	2023

REVENUES
Premium and annuity considerations	$1,370,581	$1,054,948
Net investment income	496,043	381,267
Other revenue	79,008	56,659

TOTAL REVENUE	1,945,632	1,492,874

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	400,978	429,623
Increase in reserves and funds for payment of future insurance and annuity benefits	1,101,925	704,234
Commissions	120,614	78,292
Operating expenses	138,634	123,063
Other expenses	134,924	99,621
Net transfers to or (from) separate accounts	208,378	41,064

TOTAL BENEFITS AND EXPENSES	2,105,453	1,475,897

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	(159,821)	16,977

Federal income tax expense	13,810	42,997

LOSS FROM OPERATIONS	(173,631)	(26,020)

Net realized capital gains/(losses), net of tax	191,731	(24,449)

NET GAIN/ (LOSS)	$18,100	$(50,469)

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

FOR THE YEARS ENDED DECEMBER 31,	2024	2023

COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	559,662	529,662
Capital contribution from parent	70,000	30,000

End of year	629,662	559,662

ACCUMULATED SURPLUS
Beginning of year	297,589	216,950
Net gain/(loss)	18,100	(50,469)
Change in:
Nonadmitted assets	(13,146)	(6,973)
Asset valuation reserve	(12,338)	21,415
Net deferred income tax	8,476	45,116
Net unrealized capital gains, net of tax	33,781	71,550

End of year	332,462	297,589

TOTAL CAPITAL AND SURPLUS	$964,624	$859,751

The accompanying notes are an integral part of these financial statements.

2024 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,	2024	2023

OPERATIONS
Premium and annuity considerations	$1,165,348	$1,173,278
Net investment income	523,307	429,681
Other revenue	79,116	59,850

CASH PROVIDED BY OPERATIONS	1,767,771	1,662,809

Benefits paid	456,241	437,230
Commissions, operating expenses and other	391,370	286,039
Net transfers from separate accounts	228,825	43,358
Taxes paid on operating income and realized investment losses	16,482	24,015

CASH USED IN OPERATIONS	1,092,918	790,642

NET CASH PROVIDED BY OPERATIONS	674,853	872,167

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,736,542	399,463
Stocks	44,388	29,311
Other invested assets	14,626	11,893
Other	40,000	—
Derivatives	223,553	223,553
Miscellaneous proceeds	156,103	11,163
NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	2,215,212	675,383
Cost of investments acquired:
Bonds	3,313,982	1,191,442
Stocks	85,866	39,653
Other invested assets	27,647	46,759
Derivatives	449,595	251,673
Miscellaneous applications	(226,042)	16,588

TOTAL COST OF INVESTMENTS ACQUIRED	3,651,048	1,546,115

Net decrease in policy loans	(139,360)	(16,580)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,575,196)	(887,312)

FINANCING AND MISCELLANEOUS
Net withdrawals/(deposits) on deposit-type funds	204,502	(228,354)
Capital and paid in surplus	70,000	30,000
Other cash provided, net	641,350	297,508

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	915,852	99,154

NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS	15,510	84,009

Cash and short-term investments:
Beginning of year	212,407	128,400

End of year	$227,917	$212,407

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Premium Paid by Benefit	$285	$355
Premium Paid by Waiver	$1,084	$1,057
Non-Cash Acquisitions	$1,241	$1,893
Other	$6	$9,842

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Insurance and Annuity Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life (“IUL”), variable universal life (“VUL”), fixed universal life and indexed annuity products. The Company markets and sells its products through Penn Mutual’s distribution systems, which consist of a network of career and independent financial professionals, and has its in-force business serviced by PML. Additionally, it has closed blocks of deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

Pursuant to a permitted practice received from the Delaware Department of Insurance (Captive Bureau), PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (LLC Note) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Based on the “look-through” provisions of the Statement of Statutory Accounting Principles No.97, Investments in Subsidiary, Controlled and Affiliated Entities, the Company includes the value of the LLC Note and related form of surplus in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

In accordance with the permitted practice, the Company recorded $214,123 and $122,856 as of December 31, 2024 and 2023, respectively, in Common stock-affiliated, with a corresponding $214,123 and $122,856 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0 as of December 31, 2024 and 2023. There was no impact to net income as a result of the permitted practice.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2024 or 2023, the resulting RBC of PIA would not have triggered a regulatory event. Had PIAre I not received a permitted or prescribed practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

2024 Statutory Financial Statements	Page 5

($ in Thousands)

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investment in PIAre I, to the extent of the audited surplus/equity, are admitted assets. GAAP would consolidate this entity;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(l)

changes in the fair value of derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, records the change in fair value through realized capital gains/losses;
(n)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;
(o)	changes in the value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/losses;
(p)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(q)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;
(r)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

◇	Carrying value of certain invested assets
◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies

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INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliate, PIAre I, is carried at its underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus.

Unaffiliated common stock is valued at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value are recognized in unrealized gains or losses in surplus.

Policy Loans Policy loans are carried at the aggregate balance of unpaid principal and capitalized interest.

Cash, Cash Equivalents and Short-Term Investments Cash equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets and Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company entered into equity options in the form of call spreads during 2024 and 2023. In 2023, the Company discontinued hedge accounting and these equity options are now carried at fair value.

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($ in Thousands)

The Company entered into interest rate swaps, that are carried at fair value. The Company may use payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. The Company has not designated these as hedging instruments.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, that generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also includes a note receivable carried at book value at December 31, 2023 from Janney Montgomery Scott LLC (“JMS”) , an affiliate, an investment in Penn Mutual AM Strategic Income Fund (“PMAM’s PMUBX”) and receivables for unsettled investment transactions.

OTTI EVALUATION

Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI The Company’s evaluation for OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS Other assets primarily includes receivables for collateral remitted to counterparties.

As of December 31, 2024, the Company had $58,129 of negative (disallowed) IMR in aggregate and in the general account.

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($ in Thousands)

As of December 31, 2024, the Company had $58,129 of negative (disallowed) IMR admitted in the general account.

As of December 31, 2024, the calculated adjusted capital and surplus was $823,899.

As of December 31, 2024, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 7%.

The following represents allocated gains/(losses) previously deferred to the IMR from derivatives:

December 31, 2024

Realized capital gains	$—
Realized capital (losses)	(10,727)

Total allocated (losses) to IMR from derivatives	$(10,727)

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $10,000 for single life and $20,000 for joint lives effective March 1, 2024. Prior to March 1, these limits were $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

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($ in Thousands)

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, certain negative IMR balances, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the Commissioners’ Reserve Valuation Method (“CRVM”) method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

Reserves for Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.00% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

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($ in Thousands)

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 1.00% to 7.75%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $27,274 and $30,077 as of December 31, 2024 and December 31, 2023, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity. At December 31, 2024, the Company maintained a negative IMR of $58,128, an admitted asset in accordance with the NAIC’s newly adopted INT 23-01T guidance, which provides limited-time exception guidance to SSAP No. 7. At December 31, 2023, the Company maintained a positive IMR of 5,831.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2024, the Company’s surplus exceeds these minimum levels.

2024 Statutory Financial Statements	Page 11

($ in Thousands)

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in Borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2024, there was $200,000 in outstanding borrowings and the maximum borrowed during the year was $500,000. As of December 31, 2023, there were $0 in outstanding borrowings and the maximum borrowed during the year was $225,000.

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($ in Thousands)

NEW ACCOUNTING STANDARDS

In August 2023, the NAIC adopted INT 23-01T – Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounted. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also revered to IMR (as liabilities) and amortized, there is no exclusion for derivative losses. INT 23-01T was adopted by the Company as of December 31, 2024, and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance, and the adoption resulted in an admitted disallowed IMR of $58,129 as of December 31, 2024.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

		Gross Unrealized Capital
DECEMBER 31, 2024	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$233,270	$1,422	$7,638	$227,054
Other Governments	31,157	—	2,363	28,794
States, Territories and Possessions	33,131	194	2,657	30,668
Political Subdivisions	186,983	370	28,970	158,383
Special Revenue	675,735	2,847	86,086	592,496
Industrial and Miscellaneous	4,203,022	20,585	452,931	3,770,676
Residential Mortgage-backed Securities	834,436	3,527	52,984	784,979
Commercial Mortgage-backed Securities	1,155,340	7,133	45,816	1,116,657
Asset-backed Securities	1,581,240	7,489	61,346	1,527,383
Hybrid Securities	250,969	5,045	3,083	252,931
SVO Identified Funds	4,588	2	—	4,590

Total Bonds	9,189,871	48,614	743,874	8,494,611
Preferred Stock	64,552	5,944	8,542	61,954

Total Bonds and Preferred Stock	$9,254,423	$54,558	$752,416	$8,556,565

2024 Statutory Financial Statements	Page 13

($ in Thousands)

		Gross Unrealized Capital
DECEMBER 31, 2023	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$61,192	$799	$4,658	$57,333
Other Governments	6,996	—	496	6,500
States, Territories and Possessions	49,893	1,437	1,731	49,599
Political Subdivisions	207,219	1,487	28,091	180,615
Special Revenue	720,639	9,810	91,227	639,222
Industrial and Miscellaneous	3,447,170	33,539	395,772	3,084,937
Residential Mortgage-backed Securities	588,598	4,746	53,340	540,004
Commercial Mortgage-backed Securities	1,023,518	4,533	72,871	955,180
Asset-backed Securities	1,495,969	3,939	67,765	1,432,143
Hybrid Securities	147,152	1,387	8,253	140,286
SVO Identified Funds	379	116	116	379

Total Bonds	7,748,725	61,793	724,320	7,086,198
Preferred Stock	54,589	6,352	8,632	52,309

Total Bonds and Preferred Stock	$7,803,314	$68,145	$732,952	$7,138,507

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2024	2023

Bonds	Collateral — FHLB	$427,165	$—
Bonds	Reinsurance agreements	645,801	597,866
Bonds	State deposit	1,545	1,528
Common stock — unaffiliated	FHLB Stock	9,353	1,270
Common stock — unaffiliated	Reinsurance agreements	—	4,352
Cash, cash equivalents and short-term	Collateral — Derivatives	331,390	200,159
Cash, cash equivalents and short-term	State deposit	2,936	2,936

Total Restricted Assets		$1,418,189	$808,111

Page 14	The Penn Insurance and Annuity Company

($ in Thousands)

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2024 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value

Due in one year or less	$41,547	$41,470
Due after one year through five years	527,116	526,549
Due after five years through ten years	700,140	690,155
Due after ten years	4,350,052	3,807,418
Residential Mortgage-backed Securities(1)	834,436	784,979
Commercial Mortgage-backed Securities(1)	1,155,340	1,116,657
Asset-backed Securities(1)	1,581,240	1,527,383

Total Bonds	9,189,871	8,494,611
Preferred Stock	64,552	61,954

TOTAL BONDS AND PREFERRED STOCK	$9,254,423	$8,556,565

(1)	Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $65,716 primarily in asset-backed securities that do not follow a structured principal repayment schedule. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.5 years.

At December 31, 2024, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $478,934, representing 5% of the total debt securities portfolio.

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2024 are temporary in nature.

2024 Statutory Financial Statements	Page 15

($ in Thousands)

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2024
US Governments	$118,400	$4,071	$19,823	$3,567	$138,223	$7,638	48
Other Governments	27,381	1,776	1,413	587	28,794	2,363	9
States, Territories and Possessions	9,101	170	13,132	2,487	22,233	2,657	9
Political Subdivisions	21,732	669	107,463	28,301	129,195	28,970	52
Special Revenue	196,745	5,117	282,647	80,969	479,392	86,086	199
Industrial and Miscellaneous	1,270,840	41,298	1,711,756	411,633	2,982,596	452,931	1,666
Residential Mortgage-backed Securities	322,571	5,740	288,688	47,244	611,259	52,984	163
Commercial Mortgage-backed Securities	291,391	3,945	459,044	41,871	750,435	45,816	427
Asset-backed Securities	223,984	4,130	517,790	57,216	741,774	61,346	350
Hybrid Securities	48,307	701	60,428	2,382	108,735	3,083	107
SVO Identified Funds	—	—	—	—	—	—	—

Total Bonds	$2,530,452	$67,617	$3,462,184	$676,257	$5,992,636	$743,874	3,030
Preferred Stock	17,079	828	36,582	7,714	53,661	8,542	26

Total Bonds and Preferred Stocks	$2,547,531	$68,445	$3,498,766	$683,971	$6,046,297	$752,416	3,056

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2023
US Governments	$4,317	$123	$26,645	$4,535	$30,962	$4,658	17
Other Governments	—	—	6,500	496	6,500	496	2
States, Territories and Possessions	—	—	15,652	1,731	15,652	1,731	13
Political Subdivisions	—	—	136,923	28,091	136,923	28,091	57
Special Revenue	19,127	428	419,513	90,799	438,640	91,227	220
Industrial and Miscellaneous	36,010	2,535	2,310,187	393,237	2,346,197	395,772	1,324
Residential Mortgage-backed Securities	52,522	2,243	382,567	51,097	435,089	53,340	130
Commercial Mortgage-backed Securities	60,665	1,225	724,116	71,646	784,781	72,871	363
Asset-backed Securities	246,685	4,914	835,631	62,851	1,082,316	67,765	328
Hybrid Securities	—	—	112,224	8,253	112,224	8,253	62
SVO Identified Funds	—	—	379	116	379	116	2

Total Bonds	$419,326	$11,468	$4,970,337	$712,852	$5,389,663	$724,320	2,518
Preferred Stock	—	—	52,310	8,632	52,310	8,632	25

Total Bonds and Preferred Stocks	$419,326	$11,468	$5,022,647	$721,484	$5,441,973	$732,952	2,543

Page 16	The Penn Insurance and Annuity Company

($ in Thousands)

Included in the December 31, 2024 and 2023 amounts above is the interest portion of other-than-temporary impairments on securities of $2 and $498, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2024	$9,501	$—	$46	$9,455
December 31, 2023	$27,705	$727	$1,060	$27,372

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2024	$102	$46	$—	$—	$102	$46
December 31, 2023	$3,448	$273	$7,280	$787	$10,728	$1,060

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 1 individual security. As of December 31, 2024, there was 1 unaffiliated common stock security that was priced below 80% of the security’s cost, though this security was not impaired.

Federal Home Loan Bank The Company’s investment in FHLB-PGH Class B Membership Capital Stock as of December 31, 2024 and December 31, 2023 was $1,353 and $1,270, respectively. The Company also invested $8,000 and $0 in FHLB-PGH Activity Stock as of December 31, 2024 and December 31, 2023, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $1,059,416 and $859,580 as of December 31, 2024 and December 31, 2023, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH and the maximum amount of collateral pledged as of:

	December 31 2024	Maximum during 2024	December 31 2023	Maximum during 2023

Carrying value	$427,165	$715,752	$433,637	$491,903
Fair value	408,770	687,465	391,971	447,788

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2024 and December 31, 2023 was $12,853 and $2,466, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2024 and December 31, 2023.

2024 Statutory Financial Statements	Page 17

($ in Thousands)

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2024, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $2,430 and $179 for the years ended December 31, 2024 and December 31, 2023, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $179,374 and $91,212 for the years ended December 31, 2024 and December 31, 2023.

The Company did not recognize any realized gains (losses) for the years ended December 31, 2024 and December 31, 2023 associated with liquidations of the Company’s interest in alternative assets.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2024 and 2023 were as follows:

DECEMBER 31,	2024	2023

LIHTC	$42,036	$44,779
Receivable for securities	20,511	22,017
Notes receivable — JMS	—	40,000
PMUBX	63,723	59,812

Total other invested assets	$126,270	$166,608

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2024 and 2023. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2024 or 2023.

Commitments of $27,346 and $40,503 for the years ended December 31, 2024 and December 31, 2023, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 2 and 13 years and required holding periods for its LIHTC investments between 4 and 18 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES The following table summarizes the major categories of net investment income for the years ended:

DECEMBER 31,	2024	2023

Bonds and preferred stock	$455,147	$355,492
Common stock — unaffiliated	1,267	2,424
Policy loans	38,571	33,557
Cash and short term investments	8,392	6,250
Alternative assets	36,075	22,032
Derivatives	(19,194)	(20,653)
Other invested assets	4,200	5,127
IMR amortization	(3,667)	(5,309)

Gross investment income	520,791	398,920
Less investment expenses	24,748	17,653

Net investment income	$496,043	$381,267

There was no nonadmitted accrued investment income at December 31, 2024 and December 31, 2023.

Page 18	The Penn Insurance and Annuity Company

($ in Thousands)

Included in the table above (Bonds and preferred stocks) is $2,669 of investment income attributable to securities disposed of as a result of a callable feature, spread over 19 securities in 2024.

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2024			2023
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$843,126	$5,110	$93,953	$48,020	$376	$2,720
Preferred stock	1,659	—	81	—	—	—
Common stock-unaffiliated	27,107	537	2,235	14,364	2,545	595

As of December 31, 2024, there were no preferred stock impairments.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

DECEMBER 31,	2024	2023

Realized capital gains/(losses)	$103,823	$(27,828)
Less amount transferred to IMR	(85,604)	(3,129)
Less Taxes:
Transferred to IMR	17,976	656
Capital losses	(20,280)	(906)

Net Realized Capital Gains/(Losses)	$191,731	$(24,449)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2024 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $382,884 and $133,688 at December 31, 2024 and December 31, 2023, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2024	2023

Premiums, considerations and deposits for the year ended December 31	$152,285	$38,819
Reserves at December 31, at market value	356,224	127,473
Subject to discretionary withdrawal at market value	356,224	127,473

2024 Statutory Financial Statements	Page 19

($ in Thousands)

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

YEARS ENDED DECEMBER 31,	2024	2023

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$152,285	$38,819
Transfers to/(from) separate accounts	56,093	2,245

Transfers as reported in the Statements of Operations	$208,378	$41,064

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2024	2023

Individual Annuity	$134,002	$41,042
Single Life Variable Universal Life	248,882	92,646

Total	$382,884	$133,688

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $393 and $0 for the years ended December 31, 2024 and 2023, respectively and $393 for the five-year period between 2020 and 2024.

For the years ended December 31, 2024 and December 31, 2023, the general account of the Company has paid $15 and $30, respectively, and $54 cumulatively over the last five years towards separate account guarantees.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency and cash flow risks.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The Company uses interest rate swaps to reduce market risks from changes in interest rates.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

The Company discontinued hedge accounting in 2023.

Page 20	The Penn Insurance and Annuity Company

($ in Thousands)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

DECEMBER 31,	2024			2023
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Equity options	$7,459,440	$876,824	$(468,060)	$6,406,003	$891,779	$(532,263)
Interest rate swaps	5,806,100	471,875	(541,638)	4,860,900	444,814	(510,023)

Total not designated and not qualifying as hedges	$13,265,540	$1,348,699	$(1,009,698)	$11,266,903	$1,336,593	$(1,042,286)

The impact of derivatives instruments reported on the Statements of Operations for the years ended December 31, 2024 and 2023, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

YEAR ENDED DECEMBER 31,	2024	2023
	Benefits paid to policyholders and beneficiaries	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$—	$44,598

Total qualifying hedges	$—	$44,598

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments included in net realized capital gains/ (losses) net of tax are as follows:

YEAR ENDED DECEMBER 31,	2024	2023

Call spreads	$—	$(22,570)
Equity options	197,922	—
Interest rate swaps	—	2

Total nonqualifying hedges	$197,922	$(22,568)

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2024	2023

Equity options	$(3,022)	$118,884
Interest rate swaps	(4,554)	23,004

Total	$(7,576)	$141,888

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts

2024 Statutory Financial Statements	Page 21

($ in Thousands)

that are functions of the counterparties credit rating. As of December 31, 2024 and 2023, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2024 and 2023, the Company has received net (posted)/collateral of $242,838 and $200,159, respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as

Page 22	The Penn Insurance and Annuity Company

($ in Thousands)

addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. As of December 31, 2024 and December 31, 2023, respectively, there were no debt securities carried at a fair value.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services

2024 Statutory Financial Statements	Page 23

($ in Thousands)

industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third-party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

DECEMBER 31, 2024	FV Level 1	FV Level 2	FV Level 3	Total

Preferred stock	29,456	—	2,928	32,384
Common stock — unaffiliated	102	—	9,353	9,455
Derivatives	—	1,348,699	—	1,348,699
Separate account assets(1)	382,884	—	—	382,884

Total assets	$412,442	$1,348,699	$12,281	$1,773,422

Derivatives	—	(1,009,698)	—	(1,009,698)

Total liabilities	$—	$(1,009,698)	$—	$(1,009,698)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

DECEMBER 31, 2023	FV Level 1	FV Level 2	FV Level 3	Total

Bonds	$379	$—	$—	$379
Preferred stock	26,158	3,264	—	29,422
Common stock — unaffiliated	26,102	—	1,270	27,372
Derivatives	—	1,336,593	—	1,336,593
Separate account assets(1)	133,688	—	—	133,688

Total assets	$186,327	$1,339,857	$1,270	$1,527,454

Derivatives	—	(1,042,286)	—	(1,042,286)

Total liabilities	$—	$(1,042,286)	$—	$(1,042,286)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively

Page 24	The Penn Insurance and Annuity Company

($ in Thousands)

quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There was 1 asset transferred into Level 3 and there were no assets transferred out of Level 3 in 2024, and no assets transferred into or out of level 3 in 2023.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2024 and December 31, 2023 (including the change in fair value) for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	2024
	Preferred Stock	Common Stock	Total

Balance January 1	$—	$1,270	$1,270
Transfers in	2,928	—	2,928
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:	—	—	—
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(Sales):	—	—	—
Purchases	—	8,083	8,083
(Sales)	—	—	—

Balance December 31, 2024	$2,928	$9,353	$12,281

2023
	Preferred Stock	Common Stock	Total

Balance January 1	$—	$1,270	$1,270
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(Sales):
Purchases	—	8,083	8,083
(Sales)	—	—	—

Balance December 31	$—	$9,353	$9,353

2024 Statutory Financial Statements	Page 25

($ in Thousands)

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2024:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or /weighted avg.

Assets:
Investments
Preferred Stock	$2,928	Cost	Not available	N/A
Common stock, unaffiliated	$9,353	Set by issuer — FHLB-PGH(1)	Not available	N/A

Total investments	$12,281

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2024	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$8,494,611	$9,189,871	$1,336	$8,194,872	$298,403
Preferred stock	61,954	64,552	54,185	4,841	2,928
Common stock — unaffiliated	9,455	9,455	102	—	9,353
Cash, cash equivalents and short-term investments	227,917	227,917	227,917	—	—
Derivatives	1,348,699	1,348,699	—	1,348,699	—
Separate account assets	382,884	382,884	382,884	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$348,339	$343,037	$—	$—	$348,339
Derivatives	1,009,698	1,009,698	—	1,009,698	—
Separate account liabilities	382,884	382,884	382,884	—	—

2023	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$7,086,198	$7,748,725	$1,734	$6,862,759	$221,705
Preferred stock	52,309	54,589	44,197	8,112	—
Common stock — unaffiliated	27,372	27,372	26,102	—	1,270
Cash and short-term investments	212,407	212,407	212,407	—	—
Derivatives	1,336,593	1,336,593	—	1,336,593	—
Separate account assets	133,688	133,688	133,688	—	—

Financial Liabilities:
Investment-type contracts:
Individual annuities	$292,214	$291,469	$—	$—	$292,214
Derivatives	1,042,286	1,042,286	—	1,042,286	—
Separate account liabilities	133,688	133,688	133,688	—	—

During 2024, there were no securities with transfers from Level 3 to Level 2.

Page 26	The Penn Insurance and Annuity Company

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
DECEMBER 31, 2024	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$351,050	$350,979	$357,088	$—	$—	$—
Universal Life with Secondary Guarantees	1,413,155	1,094,502	3,122,058	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	7,424,838	7,046,782	8,065,402	—	—	—
Variable Universal Life	65,788	51,112	104,043	248,882	229,607	229,607
Miscellaneous Reserves	—	—	711	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	53	—	—	—
Disability — Active Lives	—	—	306	—	—	—
Disability — Disabled Lives	—	—	2,778	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	9,254,831	8,543,375	11,652,439	248,882	229,607	229,607
Less: Reinsurance ceded	1,377,110	1,161,822	3,380,696	—	—	—

Net	$7,877,721	$7,381,553	$8,271,743	$248,882	$229,607	$229,607

Life reserves of $48,792 with a surrender charge of 5% or more as of December 31, 2024 will have less than a 5% surrender charge in 2025.

	General Account			Separate Account
DECEMBER 31, 2023	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$374,086	$374,006	$380,441	$—	$—	$—
Universal Life with Secondary Guarantees	1,114,168	856,008	2,241,768	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	6,525,247	6,180,264	7,123,188	—	—	—
Variable Universal Life	9,591	7,273	28,523	92,055	86,457	86,457
Miscellaneous Reserves	—	—	75	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	13	—	—	—
Disability — Active Lives	—	—	315	—	—	—
Disability — Disabled Lives	—	—	2,839	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	8,023,092	7,417,551	9,777,162	92,055	86,457	86,457
Less: Reinsurance ceded	1,090,758	927,951	2,555,847	—	—	—

Net	$6,932,334	$6,489,600	$7,221,315	$92,055	$86,457	$86,457

2024 Statutory Financial Statements	Page 27

($ in Thousands)

Life reserves on corporate owned life insurance policies issued by the Company to PML as of December 31, 2024 and 2023 were $39,694 and $42,108, respectively.

Note 8. RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

DECEMBER 31, 2024	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	262,504	—	262,504	39%
At market value	—	126,617	126,617	19%

Subtotal	262,504	126,617	389,121	58%

At book value — without adjustment	267,774	—	267,774	40%
Not subject to discretionary withdrawal	14,703	—	14,703	2%

Total annuity reserves and deposit liabilities, gross	544,981	126,617	671,598	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$544,981	$126,617	$671,598	100%

Annuity and deposit-type contract reserves of $23,068 with surrender charges of 5% or more as of December 31, 2024 will have less than a 5% surrender charge in 2025.

DECEMBER 31, 2023	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	178,907	—	178,907	54%
At market value	—	41,042	41,042	12%

Subtotal	178,907	41,042	219,949	66%

At book value — without adjustment	96,532	—	96,532	29%
Not subject to discretionary withdrawal	16,182	—	16,182	5%

Total annuity reserves and deposit liabilities, gross	291,621	41,042	332,663	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$291,621	$41,042	$332,663	100%

Page 28	The Penn Insurance and Annuity Company

($ in Thousands)

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2024	2023

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves — group annuities	$133	$152
Policyholders’ reserves — individual annuities	330,597	283,358
Liabilities for deposit-type contracts	212,613	8,111
VM-21 reserves	1,638	—

Subtotal	$544,981	$291,621

Separate Account Annual Statement:
Annuities	$126,617	$41,042

Subtotal	126,617	41,042

TOTAL RESERVES	$671,598	$332,663

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

STEP UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2024	2023

Account value	$164,770	$41,042
Net amount at risk	1,948	2,285

The Company has variable annuity contracts that have Guaranteed Minimum Accumulation Benefit (“GMAB”) and Guaranteed Minimum Withdrawal Benefit (“GMWB”) Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a specified period. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

2024 Statutory Financial Statements	Page 29

($ in Thousands)

The following table summarizes the account values for the different benefit types as of December 31, 2024:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	98	$18,076	$16,664
GMWB	919	216,516	202,757
GMWB w/ death benefit	14	3,165	2,917
GMWB w/ inflation	63	10,816	10,273

Total	1,094	$248,573	$232,611

The following table summarizes the account values for the different benefit types as of December 31, 2023:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	553	$114,344	$108,881
GMWB w/ inflation	62	10,030	9,483

Total	615	$124,374	$118,364

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual — 21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $156,558 and $41,020 as of December 31, 2024 and December 31, 2023, respectively.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $271,038 and $249,806, as of December 31, 2024 and December 31, 2023, respectively.

Note 9. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2024 and 2023.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized;

Page 30	The Penn Insurance and Annuity Company

($ in Thousands)

(6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2024 and 2023.

The components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows as of December 31:

Description	2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTAs	$172,333	$1,426	$173,759	$157,883	$2,189	$160,072

Adjusted gross DTAs	172,333	1,426	173,759	157,883	2,189	160,072
Adjusted gross DTAs nonadmitted	(47,233)	—	(47,233)	(34,261)	—	(34,261)

Subtotal admitted adjusted DTA	125,100	1,426	126,526	123,622	2,189	125,811
Gross DTL	(8,537)	(35,391)	(43,928)	(5,756)	(37,609)	(43,365)

Net admitted DTA/(DTL)	$116,563	$(33,965)	$82,598	$117,866	$(35,420)	$82,446

The changes in components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows:

Description	Changes During 2024
	Ordinary	Capital	Total

Gross DTAs	$14,450	$(763)	$13,687

Adjusted gross DTAs	14,450	(763)	13,687
Adjusted gross DTAs nonadmitted	(12,972)	—	(12,972)

Subtotal admitted adjusted DTA	1,478	(763)	715
Gross DTA/(DTL)	(2,781)	2,218	(563)

Net admitted DTA/(DTL)	$(1,303)	$1,455	$152

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description		2024			2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$81,172	$1,426	$82,598	$80,257	$2,189	$82,446
1. Adjusted gross DTA expected to be realized	81,172	1,426	82,598	80,257	2,189	82,446
2. Adjusted gross DTA allowed per limitation threshold	—	—	132,304	—	—	116,596
Adjusted gross DTA offset by existing DTLs	43,928	—	43,928	43,366	—	43,366

Total admitted DTA realized within 3 years	$125,100	$1,426	$126,526	$123,623	$2,189	$125,812

2024 Statutory Financial Statements	Page 31

($ in Thousands)

Description	Changes During 2024
	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$915	$(763)	$152
1. Adjusted gross DTA expected to be realized	915	(763)	152
2. Adjusted gross DTA allowed per limitation threshold	—	—	15,708
Adjusted gross DTA offset by existing DTLs	562	—	562

Total admitted DTA realized within 3 years	$1,477	$(763)	$714

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2024	2023

Ratio percentage used to determine recovery period and threshold limitation amount	401%	482%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$982,531	$947,702

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs	71%	100%	71%	87%	100%	67%	(16)%	—%	4%
Net admitted DTAs	73%	100%	73%	91%	100%	69%	(18)%	—%	4%

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2024 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2024	2023

Current federal income tax expense	$13,810	$42,997
Income tax effect on realized capital losses	(20,280)	(906)

Federal and foreign income taxes incurred	$(6,470)	$42,091

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

Page 32	The Penn Insurance and Annuity Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2024	2023	Change

DTA resulting in book/tax difference in:

Ordinary:
Future policy benefits	$36,460	$31,543	$4,917
DAC	95,464	80,771	14,693
Investments — ordinary	22,012	22,793	(781)
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	36	—	36
LIHTC	—	4,453	(4,453)
Other - ordinary	89	51	38

Subtotal — gross ordinary DTAs	172,333	157,883	14,450
Nonadmitted ordinary DTAs	(47,233)	(34,261)	(12,972)

Admitted ordinary DTAs	125,100	123,622	1,478
Capital:
OTTI on investments	1,426	2,189	(763)

Capital gross DTAs	1,426	2,189	(763)
Nonadmitted capital DTAs	—	—	—

Admitted capital DTAs	1,426	2,189	(763)

Admitted DTAs	126,526	125,811	715

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(7,163)	(3,006)	(4,157)
Future policy benefits — 8 year spread	(1,374)	(2,750)	1,376

Ordinary DTLs	(8,537)	(5,756)	(2,781)

Capital:
Alternative asset investments	(15,846)	(13,618)	(2,228)
Net unrealized investment gains	(19,545)	(23,991)	4,446

Capital DTLs	(35,391)	(37,609)	2,218

DTLs	(43,928)	(43,365)	(563)

Net deferred tax asset	$82,598	$82,446	$152

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2024	2023	Change

Total deferred tax assets	$173,759	$160,072	$13,687
Total deferred tax liabilities	(43,928)	(43,365)	(563)

Net deferred tax asset/liabilities	129,831	116,707	13,124

Tax effect on unrealized (gains)/losses			(4,648)

Change in net deferred income taxes			$8,476

2024 Statutory Financial Statements	Page 33

($ in Thousands)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2024 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(55,996)	$(11,759)	21.00%
Dividends received deduction	(1,446)	(304)	0.54%
Separate account DRD	(240)	(49)	0.09%
IMR amortization	3,667	770	-1.38%
LIHTC	(9,250)	(1,943)	3.47%
Tax return true up	(7,064)	(1,483)	2.65%
Other	(840)	(178)	0.31%

Total	$(71,169)	$(14,946)	26.69%

Federal income tax expense incurred		$13,810	-24.66%
FIT expense/(benefit) on realized capital gains/losses		(2,304)	4.11%
FIT in IMR gains/losses		(17,976)	32.10%
Change in net deferred income taxes		(8,476)	15.14%

Total statutory taxes		$(14,946)	26.69%

The Company utilized $9,849 of the total credits available at December 31, 2024. The Company has no LIHTC credits available as of December 31, 2024.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIAre I whereby PIAre I will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis. There was no income tax expense for 2024, 2023 and 2022 that is available for recoupment in the event of future net losses.

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

For the year ended December 31, 2024, PIA Re had a taxable net loss of $145,773 generating an amount payable from PIA to PIAre I of $31,970.

For the year ended December 31, 2023, PIA Re had a taxable net loss of $30,659 generating an amount payable from PIA to PIAre I of $6,438, which was paid in 2024.

Tax years 2021 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2024 and December 31, 2023, the Company did not recognize or accrue penalties or interest.

Page 34	The Penn Insurance and Annuity Company

($ in Thousands)

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2024.

The Company has early adopted SSAP94. These revisions, effective December 31, 2024, expanded the scope of SSAP No. 94R to include all state and federal tax credits and provide new guidance on the accounting, recognition, and reporting for state and federal tax credits.

Note 10. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2024
Premium and annuity considerations	$1,327,672	$825,996	$783,087	$1,370,581
Reserves and funds for payment of future insurance and annuity benefits	7,878,144	4,319,276	3,380,696	8,816,724

December 31, 2023
Premium and annuity considerations	$954,496	$179,253	$78,801	$1,054,948
Reserves and funds for payment of future insurance and annuity benefits	6,620,524	3,448,259	2,555,847	7,512,936

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2024		2023
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance funds withheld	PML	$731,255	$2,347,132	$30,972	$1,585,521
Coinsurance funds withheld	PIAre I	(737,043)	(3,371,201)	(38,232)	(2,547,882)
Coinsurance — Inforce	PML	17,959	617,324	33,543	579,871
Coinsurance	PML	56,769	1,344,815	95,936	1,273,466
YRT — Index credits	PIAre I	20,013	10,006	18,802	9,401
YRT — Over retention	PML	(5,626)	(790)	(4,932)	(668)

Total		$83,327	$947,286	$136,089	$899,709

Coinsurance funds withheld Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Effective December 31, 2014, the Company into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. Effective October 1, 2024, this agreement was amended

2024 Statutory Financial Statements	Page 35

($ in Thousands)

and restated to increase the ceded reserves for the existing in-force block of policies. The Company contemporaneously reinsured the increased ceded reserves to PIAre I.

Coinsurance — Inforce Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT — Index credits Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT — Over retention The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 11. RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. The Company had received a rating equivalent to an NAIC 1 for the note receivable from JMS. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances were not due until maturity in August 2030. On November 29, 2024, Penn Mutual closed on the sale of JMS, and the purchasing entity assumed the revolving loan agreement of the Company. The Company recorded $3,340 and $3,650 in interest income on this note for the years ended December 31, 2024 and December 31, 2023, respectively. At December 31, 2024 and December 31, 2023, respectively, the Company had an outstanding principal receivable from JMS of $0 and $40,000 and outstanding interest receivable of $0 and $920, relating to this agreement.

The Company entered into a revolving loan agreement with Penn Mutual Asset Management (“PMAM”), a wholly-owned subsidiary of Penn Mutual, on November 4, 2024, to provide funding to PMAM in an amount not to exceed $200,000. Terms of the loan specify that quarterly interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in November 2043. There were no draws on the loan agreement in 2024.

The Company declared a $40,000 and $10,000 capital contribution to PIAre in 2024 and 2023. In 2024 and 2023, the Company received $70,000 and $30,000, respectively, in capital contributions from its parent, Penn Mutual.

The Company’s unconsolidated subsidiaries had combined assets of $3,579,120 and $2,691,255 and combined liabilities of $3,364,996 and $2,568,399 as of December 31, 2024 and 2023, respectively. There was no goodwill or other intangible assets in the admitted value of the Company’s subsidiaries at December 31, 2024 and 2023, respectively.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For December 31, 2024 and December 31, 2023, the total expenses incurred under this agreement were $86,800 and $58,660, respectively. The amount due was $22,684 and $14,261 at December 31, 2024 and December 31, 2023, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For December 31, 2024 and December 31, 2023, the total expenses incurred under these agreements were $11,543 and $9,433, respectively. The amount due was $1,004 and $845 at December 31, 2024 and December 31, 2023, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2024 and December 31, 2023 were $490 and $450, respectively.

Page 36	The Penn Insurance and Annuity Company

($ in Thousands)

Note 12. COMMITMENTS AND CONTINGENCIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business that seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2024 and December 31, 2023 was $60 and $60. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2024 the Company had outstanding commitments totaling $179,374 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $812,362 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2024 and December 31, 2023 were $2,885 and $2,759, respectively, which are included in Other expenses in the Statements of Operations.

DIVIDEND RESTRICTIONS The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2024 statutory results, the Company could pay $96,462 in dividends in 2025 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement.

Note 13. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2024 and through the financial statement issuance date of February 20, 2025 and has determined that there were no other significant events requiring disclosure in the financial statements.

2024 Statutory Financial Statements	Page 37

About The Penn Mutual Life Insurance Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly-owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2025 The Penn Insurance and Annuity Company, Philadelphia, PA 19172, www.pennmutual.com

PM9144	01/25

The Penn Insurance and Annuity Company

 2022 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103-7042 T: (267) 330 3000, www.pwc.com/us

Report of Independent Auditors

To the Board of Directors of

The Penn Insurance and Annuity Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Insurance and Annuity Company (“PIA”) a wholly-owned subsidiary of The Penn Mutual Life Insurance Company) which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of income and changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania
February 17, 2023

($ in Thousands)

Statements of Admitted Assets, Liabilities and Capital and Surplus

AS OF DECEMBER 31,	2022	2021

ADMITTED ASSETS
Bonds	$7,015,519	$6,200,067
Preferred Stock	54,340	62,437
Common stock — affiliated	130,655	107,305
Common stock — unaffiliated	33,467	34,722
Policy loans	589,233	567,226
Cash and short-term investments	128,400	168,371
Alternative assets	366,264	385,959
Derivatives	990,389	577,670
Other invested assets	125,118	112,591

TOTAL INVESTMENTS	9,433,385	8,216,348

Investment income due and accrued	85,926	78,151
Deferred tax asset	68,112	66,791
Amounts recoverable from reinsurers	49,912	55,176
Funds held by reinsured company	1,049,203	997,405
Federal income taxes recoverable	22,071	2,965
Other assets	134,281	51,833
Separate account assets	76,939	63,914

TOTAL ASSETS	$10,919,829	$9,532,583

LIABILITIES
Reserves and funds for payment of future insurance and annuity benefits	$7,037,940	$6,217,928
Policy claims in process	24,077	18,290
Asset valuation reserve	107,178	157,725
Interest maintenance reserve	2,993	27,919
Funds held under coinsurance	1,630,788	1,543,064
Other liabilities	402,683	431,496
Derivatives	888,119	403,251
Separate account liabilities	76,939	63,914

TOTAL LIABILITIES	10,170,717	8,863,587

CAPITAL AND SURPLUS
Common stock, $2.50 par value, 1,000 shares authorized, issued and outstanding	2,500	2,500
Capital contributed in excess of par value	529,662	469,662
Accumulated surplus	216,950	196,834

TOTAL CAPITAL AND SURPLUS	749,112	668,996

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$10,919,829	$9,532,583

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Operations

FOR THE YEARS ENDED DECEMBER 31,	2022	2021

REVENUES
Premium and annuity considerations	$942,507	$845,410
Net investment income	341,231	334,102
Other revenue	48,165	49,026

TOTAL REVENUE	1,331,903	1,228,538

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	298,409	94,375
Increase in reserves and funds for payment of future insurance and annuity benefits	594,866	870,199
Commissions	71,649	71,957
Operating expenses	108,015	125,080
Other expenses	76,380	101,278
Net transfer from separate accounts	23,080	3,168

TOTAL BENEFITS AND EXPENSES	1,172,399	1,266,057

GAIN/(LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAXES	159,504	(37,519)

Federal income tax (benefit)/expense	(9,157)	2,136

GAIN/(LOSS) FROM OPERATIONS	168,661	(39,655)

Net realized capital (losses)/gains, net of tax	(24,614)	29,548

NET GAIN/(LOSS)	$144,047	$(10,107)

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Insurance and Annuity Company

($ in Thousands)

Statements of Changes in Capital and Surplus

FOR THE YEARS ENDED DECEMBER 31,	2022	2021

COMMON STOCK
Beginning of year	$2,500	$2,500

End of year	2,500	2,500

CAPITAL CONTRIBUTED IN EXCESS OF PAR VALUE
Beginning of year	469,662	439,662
Capital Contribution from Parent	60,000	30,000

End of year	529,662	469,662

ACCUMULATED SURPLUS
Opening Surplus Adjustment	(1,357)	—
Beginning of year	195,477	229,213
Net gain/(loss)	144,047	(10,107)
Dividend to Parent	(8,202)	—
Change in:
Nonadmitted assets	6,962	1,958
Asset valuation reserve	50,547	(78,489)
Net deferred income tax	(36,779)	7,427
Net unrealized capital (losses)/gains, net of tax	(135,102)	46,832

End of year	216,950	196,834

TOTAL CAPITAL AND SURPLUS	$749,112	$668,996

The accompanying notes are an integral part of these financial statements.

2022 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

FOR THE YEARS ENDED DECEMBER 31,	2022	2021

OPERATIONS
Premium and annuity considerations	$985,242	$835,194
Net investment income	403,358	392,309
Other revenue	48,967	49,255

CASH PROVIDED BY OPERATIONS	1,437,567	1,276,758

Benefits paid	304,369	245,617
Commissions, operating expenses and other	268,974	296,213
Net transfers from separate accounts	26,815	3,322
Taxes paid on operating income and realized investment losses	3,416	9,609

CASH USED IN OPERATIONS	603,574	554,761

NET CASH PROVIDED BY OPERATIONS	833,993	721,997

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	546,613	906,327
Stocks	20,479	35,994
Other invested assets	11,733	16,846
Derivatives	96,984	311,291
NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	675,809	1,270,458
Cost of investments acquired:
Bonds	1,463,246	1,978,511
Stocks	66,410	24,188
Other invested assets	24,364	45,980
Derivatives	201,523	167,494
Miscellaneous applications	39	1,266

TOTAL COST OF INVESTMENTS ACQUIRED	1,755,582	2,217,439

Net (increase) in policy loans	(22,000)	14,629

NET CASH USED IN INVESTMENT ACTIVITIES	(1,101,773)	(932,352)

FINANCING AND MISCELLANEOUS
Net withdrawals/(deposits)/withdrawals on deposit-type funds	225,598	1,985
Capital and paid in surplus	60,000	30,000
Other cash (used in)/provided, net	(57,790)	120,734

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	227,808	152,719

NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS	(39,971)	(57,636)

Cash and short-term investments:
Beginning of year	168,371	226,007

End of year	$128,400	$168,371

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Premium Paid by Benefit	$881	$1,180
Premium Paid by Waiver	$663	$686
Non-Cash Acquisitions	$1,570	$15,197
Other	$12,376	$442

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Insurance and Annuity Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Insurance and Annuity Company (the “Company” or “PIA”) is a wholly-owned life insurance subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual” or “PML”). The Company’s business activities are primarily concentrated in the sale of indexed universal life (“IUL”), variable universal life (“VUL”), fixed universal life and indexed annuity products. The Company markets and sells its products through Penn Mutual’s distribution systems, which consist of a network of career and independent financial professionals, and has its in-force business serviced by PML. Additionally, it has closed blocks of deferred and payout annuities. Domiciled in Delaware, PIA is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance (collectively “SAP” or “statutory accounting principles”). The Company currently has no permitted practices.

Pursuant to a permitted practice received from the Delaware Department of Insurance (Captive Bureau), PIA Reinsurance Company of Delaware I (“PIAre I”), a wholly-owned subsidiary of the Company, admits as an asset and a form of statutory surplus, the value of a credit linked variable funding note (LLC Note) provided by an unaffiliated company in conjunction with a reinsurance agreement with the Company. Based on the “look-through” provisions of the Statement of Statutory Accounting Principles No.97, Investments in Subsidiary, Controlled and Affiliated Entities, the Company includes the value of the LLC Note and related form of surplus in the financial statements of its Insurance SCA, PIAre I, in the carrying value of PIAre I.

In accordance with the permitted practice, the Company recorded $130,655 and $107,305 as of December 31, 2022 and 2021, respectively, in Common stock-affiliated, with a corresponding $130,655 and $107,305 in surplus, which represents the statutory reporting value of PIAre I. If PIAre I had completed their statutory financial statements in accordance with NAIC statutory accounting practices and procedures, the Company’s reporting value of PIAre I would have been $0 as of December 31, 2022 and 2021. There was no impact to net income as a result of the permitted practice.

Had the Company not been permitted to include the asset and statutory surplus noted above in either 2022 or 2021, the resulting RBC of PIA would not have triggered a regulatory event. Had PIAre I not received a permitted or prescribed practice to include the asset and statutory surplus above noted, the resulting RBC of PIAre I would have triggered a regulatory event.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

2022 Statutory Financial Statements	Page 5

($ in Thousands)

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

investments in subsidiaries are accounted for using the equity method. The Company’s investments in Independence Square Properties, LLC (“ISP”) and PIAre I, to the extent of the audited surplus/equity, are admitted assets. GAAP would consolidate these entities;

(i)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(j)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships and limited liability companies (“LLCs”), investments in low income housing tax credits (“LIHTC”), as well as non interest-related declines in the value of bonds, whereas GAAP would not record this reserve;

(k)

after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(l)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP, records the change in fair value through realized capital gains/losses;
(n)	comprehensive income is not presented whereas GAAP would present changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income;
(o)	changes in the value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/losses;
(p)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(q)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria whereas GAAP would use an “ability and intent not to sell” criteria;
(r)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that requires extensive use of estimates are:

◇	Carrying value of certain invested assets
◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued periodically based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original

Page 6	The Penn Insurance and Annuity Company

($ in Thousands)

term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock Common Stock of the Company’s insurance affiliate, PIAre I, is carried at its underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus. Common stock, unaffiliated is valued at fair value. Dividends are recognized in net investment income on the ex-dividend date. Changes in the carrying value are recognized in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Policy Loans Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets and Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into equity options in the form of call spreads that qualify for hedge accounting. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 IUL policies.

The Company entered into interest rate swaps, that are carried at fair value. The Company may use payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. The Company has not designated these as hedging instruments.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

2022 Statutory Financial Statements	Page 7

($ in Thousands)

Other Invested Assets The Company invests in LIHTC investments, that generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

Other invested assets also include notes receivable carried at book value from Janney Montgomery Scott LLC (“JMS”), an affiliate, the Company’s investments in ISP, and Penn Mutual AM Strategic Income Fund (“PMAM’s PMUBX”) and receivables for unsettled investment transactions.

OTTI EVALUATION

Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI The Company’s evaluation for OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

OTHER ASSETS Other assets primarily consists of amounts receivable from the Company’s affiliates relating to reinsurance and other intercompany service agreements.

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. Penn Mutual reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Page 8	The Penn Insurance and Annuity Company

($ in Thousands)

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Operations.

The Company has traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”). In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include the amount of the deferred tax asset that will not be realized within the next three year period or in excess of statutory limitations, the IMR in a net asset position, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date and the investment in certain subsidiaries. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Capital and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF FUTURE INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

2022 Statutory Financial Statements	Page 9

($ in Thousands)

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the Commissioners’ Reserve Valuation Method (“CRVM”) method using the 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary Mortality Tables and assumed interest rates ranging from 3.50% to 9.00%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed indexed annuities are developed using accepted actuarial methods computed principally on the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) method using the 2012 Individual Annuity Mortality Basis and assumed interest rates ranging from 3.00% to 3.75%. Reserves for substandard policies are computed using multiples of the respective underlying reserving tables. The Company establishes reserves according to Actuarial Guideline XXXV.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

Reserves for deferred fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1971, 1983, 2000, and 2012 Individual Annuity Mortality Table and rates ranging from 1.00% to 7.75%.

The Company also has deferred variable annuity contracts and establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 Group Annuity Mortality Tables with an assumed interest rate of 11.25%.

The Company had $205 and $405 as of December 31, 2022 and December 31, 2021, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Delaware Department of Insurance.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released has been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rates.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

Page 10	The Penn Insurance and Annuity Company

($ in Thousands)

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, partnerships, LIHTC investments, and LLCs, as well as non interest-related declines in the value of bonds. The AVR is reported in the Statement of Admitted Assets, Liabilities and Capital and Surplus, and the change in AVR is reported in the Statements of Changes in Capital and Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities consists primarily of premiums received in advance, drafts outstanding, amounts payable on unaffiliated reinsurance agreements and amounts payable to the Company’s affiliates under reinsurance agreements and other service agreements.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2022, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses. Benefits payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE AND OTHER EXPENSES Other revenue includes interest income earned on the funds withheld assets in PML pursuant to the terms of the 70% coinsurance with funds withheld agreement with PML. The Company subsequently remits this interest income earned to PIAre I, the ultimate assuming company, which is recognized in Other expenses.

Other revenue also includes benefits received by the Company under reinsurance agreements with PML relating to index credits on certain universal life policies issued by the Company.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

2022 Statutory Financial Statements	Page 11

($ in Thousands)

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in Borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock -unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2022, there were $225,000 in outstanding borrowings and the maximum borrowed during the year was $325,000. As of December 31, 2021, there were $0 in outstanding borrowings and the maximum borrowed during the year was $50,000.

NEW ACCOUNTING STANDARDS

Effective January 1, 2021, the Company adopted revisions to SSAP 32R for perpetual preferred stock. Perpetual preferred stock now shall be valued at fair value, not to exceed any currently effective call price. Prior to this effective date, perpetual preferred stock was valued at amortized cost. NAIC 1 to 3 designated redeemable preferred stock will remain valued at amortized cost while NAIC 4 to 6 designated redeemable preferred stock will also remain at the lower of amortized cost or fair value. Adoption of this is guidance did not materially impact the Company.

Page 12	The Penn Insurance and Annuity Company

($ in Thousands)

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and redeemable preferred stock.

		Gross Unrealized Capital
DECEMBER 31, 2022	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$34,228	$1	$5,192	$29,037
Other Governments	6,994	—	440	6,554
States, Territories and Possessions	49,967	996	2,774	48,189
Political Subdivisions	202,832	1,167	35,027	168,972
Special Revenue	661,518	5,988	113,933	553,573
Industrial and Miscellaneous	3,315,611	13,376	509,704	2,819,283
Residential Mortgage-backed Securities	462,000	744	59,587	403,157
Commercial Mortgage-backed Securities	1,080,983	1,621	99,552	983,052
Asset-backed Securities	1,052,337	995	88,593	964,739
Hybrid Securities	148,687	647	13,539	135,795
SVO Identified Funds	362	—	—	362

Total Bonds	7,015,519	25,535	928,341	6,112,713
Preferred Stock	54,340	6,601	9,663	51,278

Total Bonds and Preferred Stock	$7,069,859	$32,136	$938,004	$6,163,991

		Gross Unrealized Capital
DECEMBER 31, 2021	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$72,699	$340	$1,755	$71,284
Other Governments	6,993	828	—	7,821
States, Territories and Possessions	36,039	9,157	—	45,196
Political Subdivisions	164,651	15,411	$360.00	179,702
Special Revenue	598,831	69,275	1,893	666,213
Industrial and Miscellaneous	2,944,832	362,230	10,657	3,296,405
Residential Mortgage-backed Securities	369,459	3,660	1,512	371,607
Commercial Mortgage-backed Securities	917,758	37,055	6,603	948,210
Asset-backed Securities	945,327	21,850	7,259	959,918
Hybrid Securities	137,801	11,094	551	148,344
SVO Identified Funds	5,677	—	—	10,732

Total Bonds	6,200,067	530,900	30,590	6,700,377
Preferred Stock	62,437	829	13	63,253

Total Bonds and Preferred Stock	$6,262,504	$531,729	$30,603	$6,763,630

2022 Statutory Financial Statements	Page 13

($ in Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2022	2021

Debt securities — Available for sale	Collateral — FHLB	502,019	—
Debt securities — Available for sale	Reinsurance agreements	581,315	529,382
Debt securities — Available for sale	State deposit	1,512	1,607
Equity securities — Common stock unaffiliated	FHLB Stock	10,103	1,081
Equity securities — Common stock unaffiliated	Reinsurance agreements	723	678
Cash	Collateral — Derivatives	—	235,938
Cash	State deposit	2,936	2,936

Total Restricted Assets		$1,098,608	$771,622

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2022 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

Years to maturity:	Admitted Value	Fair Value

Due in one year or less	$37,401	$37,270
Due after one year through five years	283,553	271,439
Due after five years through ten years	533,362	498,857
Due after ten years	3,549,270	2,954,226
Residential Mortgage-backed Securities (1)	470,709	402,779
Commercial Mortgage-backed Securities (1)	1,088,887	983,430
Asset-backed Securities (1)	1,052,337	964,739

Total Bonds	7,015,519	6,112,740
Preferred Stock	54,340	51,251

TOTAL BONDS AND PREFERRED STOCK	$7,069,859	$6,163,991

(1)	Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $65,925 primarily in asset-backed securities. The mortgage and other asset-backed securities portfolio are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.7 years.

At December 31, 2022, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $417,469, representing 6% of the total debt securities portfolio.

Page 14	The Penn Insurance and Annuity Company

($ in Thousands)

CREDIT LOSS ROLLFORWARD The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings.

AS OF DECEMBER 31,	2022	2021

Balance, beginning of period	$684	$744
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(46)	(60)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairment recognized in the current period on securities not previously impaired	1,576	—
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$2,214	$684

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2022 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position.

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2022
US Governments	$17,572	$430	$50,336	$4,762	$67,908	$5,192	15
Political Subdivisions	95,216	21,927	30,540	13,100	125,756	35,027	57
Special Revenue	271,045	45,416	157,233	68,517	428,278	113,933	207
Industrial and Miscellaneous	1,911,997	271,073	583,573	238,631	2,495,570	509,704	1,273
Residential Mortgage-backed Securities	263,919	27,965	126,074	31,622	389,993	59,587	113
Commercial Mortgage-backed Securities	683,201	54,145	258,985	45,407	942,186	99,552	346
Asset-backed Securities	485,508	31,897	436,888	56,696	922,396	88,593	242
Hybrid Securities	113,780	10,959	13,147	2,580	126,927	13,539	63

Total Bonds	3,873,858	467,026	1,656,776	461,315	5,530,634	928,341	2,316
Preferred Stock	41,255	6,955	10,023	2,708	51,278	9,663	25

Total Bonds and Preferred Stock	$3,915,113	$473,981	$1,666,799	$464,023	$5,581,912	$938,004	2,341

2022 Statutory Financial Statements	Page 15

($ in Thousands)

	Less than 12 months		12 months or greater		Total
	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

DECEMBER 31, 2021
US Governments	$44,741	$826	$86,797	$929	$131,538	$1,755	17
Special Revenue	119,172	1,893	—	—	119,172	1,893	191
Industrial and Miscellaneous	320,436	6,024	98,849	4,633	419,285	10,657	1,144
Residential Mortgage-backed Securities	194,648	1,512	—	—	194,648	1,512	91
Commercial Mortgage-backed Securities	199,184	2,748	48,913	3,855	248,097	6,603	298
Asset-backed Securities	527,667	4,035	67,550	3,224	595,217	7,259	222
Hybrid Securities	9,190	551	—	—	9,190	551	59

Total Bonds	1,430,579	17,858	307,636	12,732	1,738,215	30,590	2,272
Preferred Stock	6,367	13	—	—	6,367	13	22

Total Bonds and Preferred Stock	$1,436,946	$17,871	$307,636	$12,732	$1,744,582	$30,603	2,294

Included in the December 31, 2022 and 2021 amounts above is the interest portion of other-than-temporary impairments on securities of $412 and $407, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2022	$37,132	$859	$4,524	$33,467
December 31, 2021	37,626	787	3,691	34,722

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2022	$4,797	$561	$10,516	$3,963	$15,313	$4,524
December 31, 2021	19,642	3,658	4,923	33	24,565	3,691

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 17 individual securities. As of December 31, 2022, there were 9 unaffiliated common stock securities that were priced below 80% of the security’s cost. These securities totaling $2,932 have been impaired.

Page 16	The Penn Insurance and Annuity Company

($ in Thousands)

Federal Home Loan Bank The Company’s investment in FHLB-PGH Class B Membership Capital Stock as of December 31, 2022 and December 31, 2021 was $1,103 and $1,081, respectively. The Company also invested $9,000 and $0 in FHLB-PGH Activity Stock as of December 31, 2022 and December 31, 2021, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $630,406 and $830,503 as of December 31, 2022 and December 31, 2021, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH and the maximum amount of collateral pledged as of:

	December 31 2022	Maximum during 2022	December 31 2021	Maximum during 2021

Carrying value	$502,019	$522,911	$—	$64,675
Fair value	448,129	495,858	—	73,456

The amount of interest on borrowings classified as funding agreements for the years ended December 31, 2022 and December 31, 2021 was $4,330 and $24, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS ON LOAN-BACKED SECURITIES There were no other-than-temporary impairments recognized on loan-backed securities for the years ended December 31, 2022 and December 31, 2021.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed, without exception. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2022, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $169 and $65 for the years ended December 31, 2022 and December 31, 2021, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $106,885 and $109,099 for the years ended December 31, 2022 and December 31, 2021.

The Company did not recognize any realized gains (losses) for the years ended December 31, 2022 and December 31, 2021 associated with liquidations of the company’s interest in alternative assets.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2022 and 2021 were as follows:

DECEMBER 31,	2022	2021

LIHTC	$25,179	$8,001
Receivable for securities	5,428	77
Notes receivable — JMS	40,000	40,000
PMUBX	54,511	56,660
ISP	—	7,853

Total other invested assets	$125,118	$112,591

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2022 and 2021. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2022 or 2021.

2022 Statutory Financial Statements	Page 17

($ in Thousands)

Commitments of $22,907 and $5,413 for the years ended December 31, 2022 and December 31, 2021, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 2 and 13 years and required holding periods for its LIHTC investments between 5 and 18 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS AND LOSSES The following table summarizes the major categories of net investment income for the years ended:

DECEMBER 31,	2022	2021

Bonds and preferred stock	$285,043	$238,296
Common Stock — unaffiliated	2,286	2,264
Policy loans	28,604	29,358
Cash and short term investments	955	47
Alternative assets	34,799	58,930
Derivatives	(10,090)	5,963
Other invested assets	8,903	5,828
IMR amortization	(4,255)	(72)

Gross investment income	346,245	340,614
Less: Investment expenses	5,014	6,512

Net investment income	$341,231	$334,102

There was no nonadmitted accrued investment income at December 31, 2022 and December 31, 2021.

Included in the table above (Bonds and preferred stocks) is $1,001 of investment income attributable to securities disposed of as a result of a callable feature, spread over 8 securities in 2022.

The following table represents proceeds from sales of bonds, preferred stock, and unaffiliated common stocks, and related gross realized gains and losses on those sales for the years ended December 31:

	2022			2021
	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses

Bonds	$290,295	$498	$30,880	$297,270	$2,574	$7,577
Preferred stock	—	—	—	4,993	—	7
Common stock-unaffiliated	16,025	103	8,404	24,220	337	4,224

As of December 31, 2022, there were no preferred stock impairments.

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR are as follows for the years ended:

DECEMBER 31,	2022	2021

Realized capital gains	$(61,686)	$27,188
Less amount transferred to IMR	(36,938)	(2,945)
Less Taxes:
Transferred to IMR	7,757	617
Capital gains	(7,891)	(32)

Net Realized Capital (Losses)/Gains	$(24,614)	$29,548

Page 18	The Penn Insurance and Annuity Company

($ in Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2022 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

SEPARATE ACCOUNTS REGISTERED WITH THE SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $76,939 and $63,914 at December 31, 2022 and December 31, 2021, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Information regarding the Separate Accounts of the Company, all of which are nonguaranteed, is as follows:

	2022	2021

Premiums, considerations and deposits for the year ended December 31	$29,362	$8,873
Reserves at December 31, at market value	73,019	63,730
Subject to discretionary withdrawal at market value	$73,019	$63,730

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

YEARS ENDED DECEMBER 31,	2022	2021

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$29,362	$8,873
Transfers from separate accounts	(6,282)	(5,705)

Transfers as reported in the Statements of Operations	$23,080	$3,168

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuities product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following as of December 31:

Product Description	2022	2021

Individual Annuity	$38,597	$55,154
Single Life Variable Universal Life	38,342	8,760

Total	$76,939	$63,914

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

There were no risk charges paid to compensate the general account for the risk taken as of December 31, 2022 and December 31, 2021.

2022 Statutory Financial Statements	Page 19

($ in Thousands)

For the years ended December 31, 2022 and December 31, 2021, the general account of the Company has paid $5 and $4, respectively, and $222 cumulatively over the last five years towards separate account guarantees.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The Company uses interest rate swaps to reduce market risks from changes in interest rates.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These have been designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

Page 20	The Penn Insurance and Annuity Company

($ in Thousands)

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

DECEMBER 31,	2022
	Notional	Fair Value		Carrying Value
	Value	Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	$5,427,572	$261,526	$(145,960)	$498,370	$(308,406)

Total designated and qualifying as hedges	$5,427,572	$261,526	$(145,960)	$498,370	$(308,406)

DECEMBER 31,	2021
	Notional	Fair Value		Carrying Value
	Value	Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	$4,490,812	$578,939	$(347,470)	$284,951	$(133,162)

Total designated and qualifying as hedges	$4,490,812	$578,939	$(347,470)	$284,951	$(133,162)

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

DECEMBER 31,	2022			2021
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Equity options	$341,704	$523	$(4)	$679,394	$138,311	$(95,636)
Interest rate swaps	4,860,900	491,496	(579,709)	5,760,900	154,408	(174,453)

Total not designated and not qualifying as hedges	$5,202,604	$492,019	$(579,713)	$6,440,294	$292,719	$(270,089)

2022 Statutory Financial Statements	Page 21

($ in Thousands)

The impact of derivatives instruments reported on the Statements of Operations for the years ended December 31, 2022 and 2021, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

YEAR ENDED DECEMBER 31,	2022	2021

	Benefits paid to policyholders and beneficiaries	Benefits paid to policyholders and beneficiaries
Cash flow hedges:
Equity options	$(56,417)	$125,796

Total qualifying hedges	$(56,417)	$125,796

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

YEAR ENDED DECEMBER 31,	2022	2021
	Net Investment Gains/ (Losses)	Net Investment Gains/ (Losses)

Equity options	$(13,197)	$34,763
Interest rate swaps	(8,262)	554

Total nonqualifying hedges	$(21,459)	$35,317

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2022	2021

Equity options	$(30,646)	$(6,188)
Interest rate swaps	(68,168)	(41,952)

Total	$(98,814)	$(48,140)

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparties credit rating. As of December 31, 2022 and 2021, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2022 and 2021, the Company has received net (posted)/collateral of $(13,434) and $235,938, respectively, in the form of cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

Page 22	The Penn Insurance and Annuity Company

($ in Thousands)

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a

2022 Statutory Financial Statements	Page 23

($ in Thousands)

valuation that utilizes market information and activity. As of December 31, 2022, there were 2 debt securities carried at a fair value of $2,392 that was valued in this manner. As of December 31, 2021, there were 1 debt security carried at a fair value of $1,732 that was valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Also included in Level 2 are private placement securities. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets where fair value is determined by third party independent sources are classified within Level 2. These investments included: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker dealer quotations, third-party pricing vendors and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

Page 24	The Penn Insurance and Annuity Company

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

DECEMBER 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total

Bonds	$362	$504	$—	$866
Preferred stock	26,113	—	—	26,113
Common stock — unaffiliated	23,364	—	10,103	33,467
Derivatives	—	492,018	—	492,018
Separate account assets (1)	76,939	—	—	76,939

Total assets	$126,778	$492,522	$10,103	$629,403

Derivatives	—	(579,713)	—	(579,713)

Total liabilities	$—	$(579,713)	$—	$(579,713)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Capital and Surplus and by valuation hierarchy (as described above):

DECEMBER 31, 2021	FV Level 1	FV Level 2	FV Level 3	Total

Bonds	5,676	538	—	6,214
Preferred stock	36,019	—	—	36,019
Common stock — unaffiliated	33,641	—	1,081	34,722
Derivatives	—	292,718	—	292,718
Separate account assets (1)	63,914	—	—	63,914

Total assets	139,250	293,256	1,081	433,587

Derivatives	—	(270,089)	—	(270,089)

Total liabilities	—	(270,089)	—	(270,089)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, level 3 financial instruments typically include, in addition to the unobservable or level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

2022 Statutory Financial Statements	Page 25

($ in Thousands)

There were no assets transferred into Level 3 and there were no assets transferred out of Level 3 for the year ended December 31, 2022. There were no assets transferred into Level 3 and 2 assets transferred out of Level 3 due to increase in fair value for the year ended December 31, 2021.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2022 and December 31, 2021 (including the change in fair value) for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	2022	2021
	Unaffiliated Common Stock	Unaffiliated Common Stock

Balance January 1	$1,081	$846
Transfers in	—	—
Transfers out	—	—
Total gains or losses (realized/unrealized) included in:
Income/(loss)	—	—
Surplus	—	—
Amortization/Accretion	—	—
Purchases/(Sales):
Purchases	9,022	235
(Sales)	—	—

Balance December 31	$10,103	$1,081

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2022:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or /weighted avg.

Assets:
Investments
Common stock, unaffiliated	$10,103	Set by issuer — FHLB-PGH (1)	Not available	N/A

Total investments	$10,103

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 26	The Penn Insurance and Annuity Company

($ in Thousands)

The following table summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2022	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$6,112,713	$7,015,519	$1,691	$5,981,565	$129,458
Preferred stock	51,278	54,340	43,218	8,060	—
Common stock — unaffiliated	33,467	33,467	23,364	—	10,103
Cash, Cash Equivalents and short-term investments	128,400	128,400	128,400	—	—
Derivatives	961,784	990,389	—	961,784	—
Separate account assets	76,939	76,939	76,939	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$240,894	$240,908	$—	$—	$240,894
Derivatives	862,744	888,119	—	862,744	—
Separate account liabilities	76,939	76,939	76,939	—	—

2021	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$6,700,377	$6,200,067	$24,141	$6,616,843	$59,393
Preferred stock	63,253	62,437	63,253	—	—
Common stock — unaffiliated	34,722	34,722	33,641	—	1,081
Cash and short-term investments	168,371	168,371	168,371	—	—
Derivatives	871,659	577,670	—	871,659	—
Separate account assets	63,914	63,914	63,914	—	—
Financial Liabilities:
Investment-type contracts:
Individual annuities	$221,641	$222,778	$—	$—	$221,641
Derivatives	617,559	403,251	—	617,559	—
Separate account liabilities	63,914	63,914	63,914	—	—

During 2022, there were no securities with transfers from Level 3 to Level 2.

2022 Statutory Financial Statements	Page 27

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
DECEMBER 31, 2022	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$457,072	$456,988	$462,709	$—	$—	—
Universal Life with Secondary Guarantees	1,057,910	811,709	2,072,673	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	5,922,820	5,609,947	6,441,117	—	—	—
Variable Universal Life	9,584	7,026	21,070	38,349	34,437	34,435
Miscellaneous Reserves	—	—	10	—	—	—
Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	14	—	—	—
Disability — Active Lives	—	—	308	—	—	—
Disability — Disabled Lives	—	—	2,971	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	7,447,386	6,885,670	9,000,872	38,349	34,437	34,435
Less: Reinsurance ceded	1,066,363	904,007	2,429,583	—	—	—

Net	$6,381,023	$5,981,663	$6,571,289	$38,349	$34,437	$34,435

Life reserves of $46,112 with a surrender charge of 5% or more as of December 31, 2022 will have less than a 5% surrender charge in 2023.

Page 28	The Penn Insurance and Annuity Company

($ in Thousands)

	General Account			Separate Account
DECEMBER 31, 2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$477,413	$477,337	$483,174	$—	$—	$—
Universal Life with Secondary Guarantees	998,564	774,679	1,916,025	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	5,365,733	5,064,441	5,800,544	—	—	—
Variable Universal Life				8,897	8,603	8,603
Miscellaneous Reserves	—	—	89,094	—	—	—
Not Subject to Discretionary Withdrawal or No Cash Values:
Accidental Death Benefits	—	—	14	—	—	—
Disability — Active Lives	—	—	301	—	—	—
Disability — Disabled Lives	—	—	3,090	—	—	—
Miscellaneous Reserves	—	—	—	—	—	—

Total	6,842,019	6,316,476	8,292,489	8,897	8,603	8,603
Less: Reinsurance ceded	1,053,456	895,184	2,297,619	—	—	—

Net	$5,788,563	$5,421,292	$5,994,870	$8,897	$8,603	$8,603

Note 8. RESERVES AND FUNDS FOR THE PAYMENT OF ANNUITY BENEFITS

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below:

DECEMBER 31, 2022	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	172,766	—	172,766	34%
At market value	—	38,583	38,583	8%

Subtotal	172,766	38,583	211,349	42%

At book value — without adjustment	275,440	—	275,440	55%
Not subject to discretionary withdrawal	18,445	—	18,445	4%

Total annuity reserves and deposit liabilities, gross	466,651	38,583	505,234	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$466,651	$38,583	$505,234	100%

2022 Statutory Financial Statements	Page 29

($ in Thousands)

Annuity and deposit-type contract reserves of $33,204 with surrender charges of 5% or more as of December 31, 2022 will have less than a 5% surrender charge in 2023.

DECEMBER 31, 2021	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With market value adjustment	$—	$—	$—	—%
At book value less surrender charges	159,425	—	159,425	57%
At market value	—	55,127	55,127	20%

Subtotal	159,425	55,127	214,552	77%

At book value — without adjustment	43,107	—	43,107	15%
Not subject to discretionary withdrawal	20,525	—	20,525	7%

Total annuity reserves and deposit liabilities, gross	223,057	55,127	278,184	100%
Less: Reinsurance ceded	—	—	—	—%

Total annuity reserves and deposit liabilities, net	$223,057	$55,127	$278,184	100%

The following summarizes the total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31:

	2022	2021

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:
Policyholders’ reserves – group annuities	$270	$279
Policyholders’ reserves – individual annuities	229,914	211,909
Liabilities for deposit-type contracts	236,467	10,869
VM-21 reserves	—	—

Subtotal	$466,651	$223,057

Separate Account Annual Statement:
Annuities	$38,583	$55,127

Subtotal	38,583	55,127

TOTAL RESERVES	$505,234	$278,184

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments”. This guarantee is a standard death benefit on all individual variable annuity products.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 30	The Penn Insurance and Annuity Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance, for variable annuity contracts with guarantees invested in the separate accounts as of December 31:

	2022	2021

Account value	$38,597	$55,154
Net amount at risk	2,970	1,990

The Company has fixed indexed annuity contracts that have GMWB Rider options. The GMWB rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2022:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	505	$102,195	$97,068
GMWB w/ inflation	49	8,130	7,779

Total	554	$110,325	$104,847

The following table summarizes the account values for the different benefit types as of December 31, 2021:

Rider Type	Contracts	Fund Value	Cash Value

GMWB	462	$96,455	$90,981
GMWB w/ inflation	48	8,171	7,763

Total	510	$104,626	$98,744

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual — 21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $38,585 and $55,126 as of December 31, 2022 and December 31, 2021, respectively.

2022 Statutory Financial Statements	Page 31

($ in Thousands)

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the nonelective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $193,426 and $176,651, as of December 31, 2022 and December 31, 2021, respectively.

Note 9. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2022 and 2021.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2022 and 2021.

The components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows as of December 31:

Description	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross DTAs	$130,590	$2,027	$132,617	$143,094	$3,192	$146,286

Adjusted gross DTAs	130,590	2,027	132,617	143,094	3,192	146,286
Adjusted gross DTAs nonadmitted	(27,034)	(196)	(27,230)	(32,867)	—	(32,867)

Subtotal admitted adjusted DTA	103,556	1,831	105,387	110,227	3,192	113,419
Gross DTL	(25,794)	(11,481)	(37,275)	(5,500)	(41,128)	(46,628)

Net admitted DTA/(DTL)	$77,762	$(9,650)	$68,112	$104,727	$(37,936)	$66,791

The changes in components of deferred tax asset (“DTAs”) and deferred tax liabilities (“DTLs”) recognized by the Company are as follows:

Description	Changes During 2022
	Ordinary	Capital	Total

Gross DTAs	$(12,504)	$(1,165)	$(13,669)

Adjusted gross DTAs	(12,504)	(1,165)	(13,669)
Adjusted gross DTAs nonadmitted	5,833	(196)	5,637

Subtotal admitted adjusted DTA	(6,671)	(1,361)	(8,032)
Gross DTA/(DTL)	(20,294)	29,647	9,353

Net admitted DTA/(DTL)	$(26,965)	$28,286	$1,321

Page 32	The Penn Insurance and Annuity Company

($ in Thousands)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 SSAP No. 101 as of December 31:

Description	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$66,281	$1,831	$68,112	$63,599	$3,192	$66,791
1. Adjusted gross DTA expected to be realized	66,281	1,831	68,112	63,599	3,192	66,791
2. Adjusted gross DTA allowed per limitation threshold	—	—	102,150	—	—	90,331
Adjusted gross DTA offset by existing DTLs	37,275	—	37,275	46,628	—	46,628

Total admitted DTA realized within 3 years	$103,556	$1,831	$105,387	$110,227	$3,192	$113,419

Description	Changes During 2022
	Ordinary	Capital	Total

Admitted DTA 3 years:
Federal income taxes paid that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$2,682	$(1,361)	$1,321
1. Adjusted gross DTA expected to be realized	2,682	(1,361)	1,321
2. Adjusted gross DTA allowed per limitation threshold	—	—	11,819
Adjusted gross DTA offset by existing DTLs	(9,353)	—	(9,353)

Total admitted DTA realized within 3 years	$(6,671)	$(1,361)	$(8,032)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of net deferred tax was as follows:

December 31:	2022	2021

Ratio percentage used to determine recovery period and threshold limitation amount	416%	404%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$790,327	$762,122

The impact of Tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs	—%	100%	2%	87%	100%	87%	(87)%	—%	(85)%
Net admitted DTAs	—%	100%	3%	88%	100%	88%	(88)%	—%	(85)%

2022 Statutory Financial Statements	Page 33

($ in Thousands)

The Company’s tax planning strategies do not include the use of internal and external reinsurance during 2022 to support DTA realization.

There are no temporary differences for which a DTL has not been established.

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2022	2021

Current federal income tax (benefit)/expense	$(9,157)	$2,136
Income tax effect on realized capital losses	(7,891)	(32)

Federal and foreign income taxes incurred	$(17,048)	$2,104

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

The tax effects of temporary differences that give rise to significant portions of the DTA’s and DTL’s are as follows as of December 31:

	2022	2021	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$24,853	$36,723	$(11,870)
DAC	69,420	59,678	9,742
Investments — ordinary	146	17,083	(16,937)
Deferred gain on reinsurance	18,272	18,272	—
Nonadmitted assets	12	129	(117)
LIHTC	17,843	11,195	6,648
Other-ordinary	44	14	30

Subtotal — gross ordinary DTAs	130,590	143,094	(12,504)
Nonadmitted ordinary DTAs	(27,034)	(32,867)	5,833

Admitted ordinary DTAs	103,556	110,227	(6,671)
Capital:
OTTI on investments	2,027	3,192	(1,165)

Capital gross DTAs	2,027	3,192	(1,165)
Nonadmitted capital DTAs	(196)	—	(196)

Admitted capital DTAs	1,831	3,192	(1,361)

Admitted DTAs	105,387	113,419	(8,032)

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(21,669)	—	(21,669)
Future policy benefits — 8 year spread	(4,125)	(5,500)	1,375

Ordinary DTLs	(25,794)	(5,500)	(20,294)

Capital:
Alternative asset investments	(11,241)	(8,424)	(2,817)
Net unrealized investment gains	(240)	(32,704)	32,464

Capital DTLs	(11,481)	(41,128)	29,647

DTLs	(37,275)	(46,628)	9,353

Net deferred tax asset	$68,112	$66,791	$1,321

Page 34	The Penn Insurance and Annuity Company

($ in Thousands)

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Annual Statement):

	2022	2021	Change

Total deferred tax assets	$132,617	$146,286	$(13,669)
Total deferred tax liabilities	(37,275)	(46,628)	9,353

Net deferred tax asset/liabilities	95,342	99,658	(4,316)

Net deferred tax asset/liability after SVA	$95,342	$99,658

Tax effect on unrealized (gains)/losses			(32,464)

Change in net deferred income taxes			$(36,779)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes including realized capital gains/(losses). The significant items causing the differences as of December 31, 2022 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$97,820	$20,542	21.00%
Dividends received deduction	(1,805)	(379)	-0.39%
Separate Account DRD	(153)	(32)	-0.03%
Income from affiliates	(2,845)	(597)	-0.61%
2021 tax return true-up	122	26	0.03%
IMR amortization	4,255	894	0.91%
LIHTC	—	(839)	-0.86%
Other	559	117	0.12%

Total	$97,953	$19,732	20.17%

Federal income tax expense incurred		(9,157)	-9.36%
FIT expense/(benefit) on Realized Capital Gains/Losses		(133)	-0.14%
FIT in IMR Gains/Losses		(7,757)	-7.93%
Change in net deferred income taxes		36,779	37.60%

Total statutory taxes		$19,732	20.17%

The Company has $17,843 LIHTC available of as of December 31, 2022 that will begin to expire in 2035.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its parent, Penn Mutual, and Penn Mutual’s subsidiaries. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. In addition, the Company is party to a tax agreement with PIA Re whereby PIA Re will pay its federal income tax liability or receive a refund for its net operating losses from the Company determined on a separate return basis. There was no income tax expense for 2022, 2021 and 2020 that is available for recoupment in the event of future net losses.

2022 Statutory Financial Statements	Page 35

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Mutual Life Insurance Company (Parent)

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

For the year ended December 31, 2022, PIA Re had a taxable net loss of $46,639 generating an amount payable from PIA to PIA Re of $9,794.

For the year ended December 31, 2021, PIA Re had a taxable net loss of $18,147 generating an amount payable from PIA to PIA Re of $3,811, which was paid in 2022.

Tax years 2019 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2022 and December 31, 2021, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that it does not expect to be liable for CAMT in 2023.

Note 10. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2022
Premium and annuity considerations	$843,274	$181,732	$82,499	$942,507
Reserves and funds for payment of future insurance and annuity benefits	6,082,244	3,385,279	2,429,583	7,037,940

December 31, 2021
Premium and annuity considerations	$734,859	$194,533	$83,982	$845,410
Reserves and funds for payment of future insurance and annuity benefits	5,300,135	3,215,412	2,297,619	6,217,928

Page 36	The Penn Insurance and Annuity Company

($ in Thousands)

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2022		2021
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance funds withheld	PML	$33,895	$1,518,169	$36,080	$1,447,171
Coinsurance funds withheld	PIAre I	(42,937)	(2,422,872)	(46,535)	(2,292,158)
Coinsurance — Inforce	PML	37,929	565,410	42,332	545,308
Coinsurance	PML	92,718	1,293,105	100,613	1,215,179
YRT — Index credits	PIAre I	17,190	8,595	15,508	7,754
YRT — Over retention	PML	(4,239)	(584)	(3,726)	(452)

Total		$134,556	$961,823	$144,272	$922,802

Coinsurance funds withheld Effective December 31, 2013, the Company ceded a closed block of business to PIAre I on a 100% coinsurance funds withheld basis. Effective December 31, 2014, the Company entered into a contract with PML to assume reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. The Company then contemporaneously reinsured the policies to PIAre I. At inception, the agreement generated an after-tax gain of $87,008, which was a direct increase to surplus and is amortized into income over the life of the agreement.

Coinsurance — Inforce Effective January 1, 2015, the Company assumed from PML an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company assumed 100% of the risk, net of inuring reinsurance.

Coinsurance The Company assumes certain risks under reinsurance agreements with Penn Mutual relating to various fixed and indexed universal life business.

YRT — Index credits Effective January 1, 2017, the Company assumes the equity risk associated with PIAre I’s indexed UL products on a YRT basis.

YRT — Over retention The Company ceded to PML policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

Note 11. RELATED PARTIES

The Company entered into a revolving loan agreement with JMS on August 19, 2011, to provide funding to JMS in an amount not to exceed $40,000. Terms of the loan specify that semi-annual interest be paid on the outstanding balances based on market rates determined at the dates of the loans. The principal balances are not due until maturity in August 2030. The Company recorded $3,650 and $3,650 in interest income on this note for the years ended December 31, 2022 and December 31, 2021, respectively. At December 31, 2022 and December 31, 2021, the Company had an outstanding principal receivable from JMS of $40,000 and outstanding interest receivables of $920 and $920, relating to this agreement.

The Company has received a rating equivalent to an NAIC 1 for the note receivable from JMS.

The Company declared a $40,000 capital contribution to PIAre in 2022. In 2022, the Company received $60,000 in capital contributions from its parent, Penn Mutual.

In 2022, the Company declared their ownership of Independence Square Properties LLC (“ISP LLC”) as a dividend to their parent company, Penn Mutual, in the amount of $8,202.

2022 Statutory Financial Statements	Page 37

($ in Thousands)

The Company’s unconsolidated subsidiaries had combined assets of $2,564,862 and 2,421,296 and combined liabilities of $2,434,206 and $2,313,991 as of December 31, 2022 and 2021, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $— and $4,831 and other intangible assets of $— and $266 at December 31, 2022 and 2021, respectively.

Under the terms of an expense allocation agreement, the Company reimbursed Penn Mutual for services and facilities provided on behalf of the Company, including direct and allocated expenses. For December 31, 2022 and December 31, 2021, the total expenses incurred under this agreement were $47,733 and $59,985, respectively. The amount due was $13,581 and $13,760 at December 31, 2022 and December 31, 2021, respectively.

Under the terms of investment management and administrative services agreements, the Company paid PMAM for investment management and accounting services provided on behalf of the Company. For December 31, 2022 and December 31, 2021, the total expenses incurred under these agreements were $6,088 and $6,370, respectively. The amount due was $481 and $553 at December 31, 2022 and December 31, 2021, respectively.

The Company agreed to provide certain accounting and administrative services, at cost, to PIAre I. The administrative costs for the years ended December 31, 2022 and December 31, 2021 were $435 and $425, respectively.

Note 12. COMMITMENTS AND CONTINGENCIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business that seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2022 and December 31, 2021 was $60 and $60. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2022 the Company had outstanding commitments totaling $106,842 relating to these investment activities. The fair value of these commitments approximates their face amount.

PIAre I has an adjustable 20 year, non-interest bearing financial instrument with a current face amount of $783,489 to support a modified coinsurance arrangement with an unaffiliated reinsurer. The Company is obligated to pay a financing fee on the reserve amount being financed. The Company may be subject to an early termination fee upon the occurrence of certain events through December 31, 2030. The modified coinsurance arrangement was effective December 31, 2013. Fees incurred during the years ended December 31, 2022 and December 31, 2021 were $2,539 and $2,407, respectively, which are included in Other expenses in the Statements of Operations.

DIVIDEND RESTRICTIONS The payment of dividends by the Company to Penn Mutual is subject to restrictions set forth in the State of Delaware insurance laws. These laws require that the maximum amount of ordinary dividends that can be paid by the Company to Penn Mutual without restriction cannot exceed the greater of the net gain from operations of the previous year or 10% of surplus as of the previous year end. Generally, these restrictions pose no short-term liquidity concerns for the Company. Based on these restrictions and 2022 statutory results, the Company could pay $74,911 in dividends in 2023 to Penn Mutual without prior approval from the Delaware Department of Insurance, subject to the notification requirement. In 2022, the Company recorded a dividend to Penn Mutual in the form of the Company’s ownership of ISP, valued at $8,202. In 2021, the Company paid no dividends to Penn Mutual.

Page 38	The Penn Insurance and Annuity Company

($ in Thousands)

Note 13. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 and through the financial statement issuance date of February 17, 2023 and has determined that there were no other significant events requiring disclosure in the financial statements.

2022 Statutory Financial Statements	Page 39

About The Penn Insurance and Annuity Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly-owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2023 The Penn Insurance and Annuity Company, Philadelphia, PA 19172, www.pennmutual.com

PM9142	01/23